--                            (BAR CODE)                         DOC0112139063

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK,
P.O. Box 5144, Albany, NY 12205

LIFE AND DISABILITY INCOME    STAPLE PAYMENT HERE            (RIVERSOURCE LOGO)
INSURANCE APPLICATION         [ ] No money paid with
                              this application

SECTION A -- INSURED AND OWNER INFORMATION Insured's Phone Number Day: _________
Evening: _________

- An Account Level Suitability Form 402084 must be submitted with each application, except term and disability income insurance.

-    For address changes, submit Form 518.

1.  INSURED: Is Insured the Owner? [ ] Yes [ ] No  Citizenship: [ ] U.S. [ ] Other

    Insured's Name (First, MI and Last Name) [ ] Male [ ] Female If Other, Insured is [ ] Resident Alien [ ] With Green Card [ ] Nonresident Alien

    Birthdate (MM/DD/YYYY)     State of Birth or Country of Birth   U.S. Social Security Number

    ---------------------      ----------------------------------   ---------------------------

    Occupation                 Employer Name

    -----------                ---------------------------------------------------

    Amount Paid With Application     Driver's License (DL) Number   DL State  of Issuance
    $__________________              _____________________          ________________

    Individual Income                Net Worth             Household Income
    $______________                  $________             $_______________

2.  SECOND INSURED [ ]?                      Citizenship: [ ] U.S. [ ] Other

     Is Second Insured the Owner? [ ] Yes [ ] No If Other, Second Insured is [ ] Resident Alien [ ]
    With Green Card [ ] Nonresident Alien
    Second Insured's Name (First, Middle Initial and Last Name) [ ] Male [ ] Female
    __________________________________________________________

    Birthdate (MM/DD/YYYY)   State of Birth or Country of Birth    U.S. Social Security Number
    ________________         ______________________                ________________________

    Occupation                 Employer Name
    ______________             ______________________________________

    Individual Income     Net Worth     Driver's License (DL) Number     DL State of Issuance
    $______________       $________     _________________________        _______________________

3.  BUSINESS INSURANCE (COMPLETE IF INSURANCE IS FOR BUSINESS PURPOSES)
    Type of Business: [ ] Sole Proprietorship [ ] S Corporation [ ] Partnership [ ] C Corporation [ ] LLC
    Type of Business Insurance: [ ] Buy/Sell [ ] Business Debt Protection [ ] Split Dollar [ ] Key Person
    [ ] Executive Bonus/GEBA [ ] Deferred Compensation (nongovernmental) [ ] Other _________________

4.  OWNER (COMPLETE IF OWNER IS DIFFERENT FROM INSURED/SECOND INSURED) Citizenship: [ ]  U.S. [ ] Other
    Owner's Name (First, MI and Last Name) [ ] Male [ ] Female If Other, Owner is [ ] Resident Alien
    [ ] With Green Card [ ] Nonresident Alien

    [ ] Individual     [ ] Trust
    [ ] Business       [ ] Other      Relationship to Insured
    Birthdate (MM/DD/YYYY)           TIN               OR U.S. Social Security Number
    ______________                   ___________       __________________________

5.  TRUST - Name of Trust                                 Date of Trust (MM/DD/YYYY)
            __________________________________            __________________________

    [ ] Revocable - Grantor's TIN ________________     [ ] Irrevocable - Trust's TIN_______________

    Name of Trustee ___________________________________________________________________

    Address of Trustee ________________________________________________________________

6.  SUCCESSOR OWNER: Does the Owner wish to designate a Successor Owner? [ ] Yes [ ] No
    If Yes, Successor Owner's Name
    ___________________________________________________

    Relationship to Owner
    ___________________________________________

139063                         Page 1 of 12                       A (7/10) --

--                           [BAR CODE]                            DOC0212139063

SECTION B -- LIFE INSURANCE PLAN INFORMATION

1.  LIFE INSURANCE PLAN

    PERMANENT INSURANCE Insured Amount $_________  Purpose of Insurance________

    UNIVERSAL LIFE                         SURVIVORSHIP LIFE                    FOR VARIABLE PRODUCTS, COMPLETE
    [ ] Variable Universal Life (VUL)*     [ ] Succession Select (Variable)*    ITEM 4 BELOW AND INVESTMENT
    [ ] Foundations universal life (FUL)*  [ ] Succession Protector             OPTION FORM 138007 OR PORTFOLIO
    [ ] Foundations Protector universal                                         NAVIGATOR ENROLLMENT FORM 402053.
        life (FP)
    * MUST SELECT OPTION 1 OR 2 FOR THESE PLANS: [ ] Death Benefit Option 1 [ ] Death Benefit Option 2

    TERM INSURANCE: Insured Amount $_______________ [ ] 20-Year    [ ] 15-Year   [ ] 10-Year

    Other ________________________________________________________

2.  LIFE INSURANCE RIDERS
    [ ] Waiver of Monthly Deduction (VUL, FUL)
    [ ] Waiver of Specified Premium (VUL, FP, FUL) -- Monthly Specified Premium $____________
    [ ] Waiver of Premium (Term)
    [ ] Automatic Increase Benefit Rider: [ ] 2% [ ] 3% [ ] 4% [ ] 5% [ ] 6% [ ] 7% [ ] 8% (VUL, FUL)
    [ ] Accidental Death Benefit of $__________ (VUL, FUL, Term)
    [ ] Four Year Term of $_____________ (Survivorship Life)
    [ ] Policy Split Option (Survivorship Life)
    [ ] Children's Insurance (CIR) ___________ Units (VUL, FUL, Term) Provide Details for CIR in Section I
    [ ] Other _________________________________

3.  LIFE INSURANCE PREMIUMS
    Annual Scheduled (UL/VUL/Survivorship) Premium         Lump-sum Amount to Be Paid on Delivery of Policy
    $______________________ . ________                     $_________________ . _______

    A. Bank Authorization (BA): [ ] Monthly [ ] Quarterly
       [ ] New BA Authorization (Complete Form 200726) [ ] Add to Existing BA with Account Number __________________
    B. Direct Bill: [ ] Quarterly [ ] Semiannually [ ] Annually
    C. Card Billing (Term Only): [ ] American Express [ ] Master Card [ ] Visa
       Frequency (not available for initial payment) [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually
       Card Number __________________________________    Expires _____________
    D. No Billing [ ] (Not applicable for Term)
    E. Other _____________________________

4.  VARIABLE UNIVERSAL LIFE AND SURVIVORSHIP VARIABLE LIFE INFORMATION -- CHECK
    EACH OF THE FOLLOWING BELOW TO INDICATE YOUR ACKNOWLEDGEMENT: (ALSO
    COMPLETE INVESTMENT OPTION ALLOCATION FORM 138007 OR PORTFOLIO NAVIGATOR
    ENROLLMENT FORM 402053)

    [ ] ADEQUATE INFORMATION. You have received the current prospectuses for the policy applied for and any funds involved.

    [ ] ILLUSTRATIONS. You acknowledge that illustrations of benefits, including death benefits, policy values and cash surrender values are available upon request.

    [ ] PURPOSE. You agree that this variable   type of insurance is in accord with your insurance and financial objectives.

    [ ] VARIABLE VALUES. YOU UNDERSTAND THAT THE AMOUNT OF DEATH BENEFIT AND POLICY VALUE CAN BOTH INCREASE
        AND DECREASE; HOWEVER, THE DEATH BENEFIT WILL NEVER BE LESS THAN ANY GUARANTEED MINIMUM DEATH BENEFIT.

    [ ] FEES AND CHARGES. The fees and charges have been explained to you and are also explained in detail in the policy.

    CONSENT FOR DELIVERY OF INITIAL PROSPECTUSES ON CD-ROM.

    [ ] Yes -- By checking this box, I acknowledge that I have received the initial product and fund prospectuses on computer readable compact disk ("CD") and have chosen to do so, and that:

        - I understand that I have the right to receive the prospectuses in paper format, which has been offered to me.

        - I have access to and understand how to use the hardware and software that are necessary to view the prospectuses (see CD label for operating requirements).

        - I understand that, in order to retain paper copies of the prospectuses, I must either:

          A. print the prospectuses found on the CD, incurring any printing costs myself; or
          B. request the prospectuses in paper form free of charge by calling Customer Service toll-free at 1 (800) 333-3437.

        - I understand that all future prospectus updates and supplements will be provided to me in paper form unless
          I sign up for online document delivery on My Financial Accounts website at Ameriprise.com

        - I understand that if I enroll in the Portfolio Navigator Asset Allocation Program and I have checked the box above,
          I am also acknowledging that I have chosen to receive the initial Investment Adviser Disclosure Document and the
          Investment Advisory Agreement ("Advisory Documents") together with the initial product and fund prospectuses on CD, and that I Have all the same rights and make all the same acknowledgements as reflected above with respect to the
          Advisory Documents.

139063                             Page 2 of 12                  A (7/10) --

--                                [BAR CODE]                       DOC0312139063

SECTION B -- LIFE INSURANCE PLAN INFORMATION

5a. LIFE INSURANCE BENEFICIARY (for Survivorship Life, complete 5b. below)

    Option A.  Beneficiary is: Insured's designated spouse, if living, otherwise the beneficiaries are the living lawful children of the Insured and they will receive equal shares of the proceeds.

    Option B.  Beneficiary is: Insured's designated spouse, if living,otherwise, the beneficiaries are the lawful children of the insured and they will receive equal shares of the proceeds; provided, however, that if a child of the Insured has died before the Insured, the share which the child would have received if he/she survived the Insured will be paid to his/her living lawful children in equal shares.

    Option C.  Other designation. (If you select Option C, show the percentage each beneficiary will receive.)

    [ ] Option A [ ] Option B [ ] Option C

    For Option A or B: Insured's Spouse Full Name ______________________________

    For Option C: Other Designation ____________________________________________

                                        Relationship to Insured ________________


5b. SURVIVORSHIP LIFE BENEFICIARY DESIGNATION

    _________________________________ Relationship to Insured _________________

SECTION C -- EXISTING LIFE INSURANCE OR ANNUITIES (ALL LIFE INSURANCE APPLICANTS MUST COMPLETE)

1. INSURED: Do you have any other annuities or life insurance currently in force or applied for? [ ] Yes [ ] No IF MARKED YES, MUST COMPLETE IN FULL:

- You must check Yes to Being Replaced* if you answered yes to any of the questions on the Definition of Replacement (Form 38031).

- ALL DETAILS BELOW MUST BE COMPLETED IN FULL and if Being Replaced* is checked Yes, you must submit a Completed Disclosure Statement and the "Important Notice Regarding Replacement or Change of Life Insurance Policies or Annunity contracts" (Form 38032).

            Use Section J if you have additional insurance coverage
                            information to document.

Company Name __________________________                  Plan Type _____________

Policy Number  Insurance Amount  ADB Amount

____________   $ ______________  $ ________      BEING REPLACED*? [ ] Yes [ ] No

Company Name __________________________                  Plan Type _____________

Policy Number  Insurance Amount  ADB Amount

____________   $ _____________   $ ________      BEING REPLACED*? [ ] Yes [ ] No

* INTERNAL REPLACEMENTS: If Being Replaced is checked Yes, and you are replacing a RiverSource Life Insurance Co. of New York (RiverSource Life of NY) policy:

- By signing this application, the existing RiverSource Life of NY policy(s) listed above will be surrendered upon underwriting approval unless you inform us otherwise. The cash value should be: [ ] applied to the new RiverSource Life of NY policy [ ] returned to the client

2. SECOND INSURED: Do you have any other annuities or life insurance currently in force or applied for? [ ] Yes [ ] No IF MARKED YES, MUST COMPLETE IN FULL:

- You must check Yes to Being Replaced* if you answered yes to any of the questions on the Definition of Replacement (Form 38031).

- ALL DETAILS BELOW MUST BE COMPLETED IN FULL and if Being Replaced* is checked Yes, you must submit a Completed Disclosure Statement and the "Important Notice Regarding Replacement or Change of Life Insurance Policies or Annunity contracts" (Form 38032).

            Use Section J if you have additional insurance coverage
                            information to document.

Company Name __________________                      Plan Type _______________


Policy Number  Insurance Amount  ADB Amount

___________     $____________     $_______    BEING REPLACED*? [ ] Yes [ ] No

Company Name _________________________        Plan Type ____________________

Policy Number  Insurance Amount  ADB Amount

__________      $ ___________     $_______    BEING REPLACED*? [ ] Yes [ ] No

* Internal Replacements: If Being Replaced is checked Yes, and you are replacing a RiverSource Life of NY policy:

- By signing this application, the existing RiverSource Life of NY policy(s) listed above will be surrendered upon underwriting approval unless you inform us otherwise. The cash value should be: [] applied to the new RiverSource Life of NY policy [] returned to the client

139063                            Page 3 of 12                       A (7/10) --

--                                [BAR CODE]                       DOC0412139063

SECTION D -- DISABILITY INCOME AND BUSINESS EXPENSE PROTECTION INSURANCE PLAN APPLIED FOR INFORMATION

1. DISABILITY INCOME INSURANCE PLAN       INSURED'S OCCUPATION CLASS:                      WAITING PERIOD:
Base Monthly Benefit                  [ ] 1A  [ ] 2A   [ ] 3A  [ ] 3M   [ ] 30 days   [ ] 60 days   [ ] 90 days
$ _____________                       [ ] 4A  [ ] 4M   [ ] 5A  [ ] 5M   [ ] 180 days  [ ] 365 days

Submit Application Supplement Form 33507 (available on DI Illustration System)

Duration of Benefit: [ ] 1 year [ ] 3 years     [ ] 5 years  [ ] to age 65  [ ] to age 67
Premium Pattern:     [ ] Level  [ ] Step Rate

DISABILITY PROVISION Occupation Classes 1A, 2A, 3A & 3M:     [ ] Income Protection Plus with 2 years occupation
                                                                 protection (IPP-2)

                     Occupation Classes 4A, 4M, 5A & 5M:     [ ] Income Protection Plus with 5 years occupation
                                                                 protection (IPP-5)

                     Occupation Classes 4A & 5A:             [ ] Income Protection Plus (IPP)

                     Occupation Classes 4A, 4M, 5A & 5M:     [ ] Income Protection with Residual Benefits (IPTr)

                     Occupation Classes 3A, 4A, 4M, 5A & 5M: [ ] Income Protection (IPMod)

2.  DISABILITY INCOME INSURANCE RIDERS

    [ ] Social Benefits Substitute Rider $ ___________     per month with waiting period of _________              days.

    [ ] Supplemental Income Rider $____________     per month and benefit paid up through month __________
        with ______________ day waiting period.

    [ ] Cost of Living Maximum (classes 2A, 3A, 3M, 4A, 4M, 5A, and 5M)
        Maximum: [ ] 3% [ ] 4% [ ] 5% [ ] 6% [ ] 7% [ ] 8% [ ] 9% [ ] 10%

    [ ] Future Purchase Option $ ___________   Pool Amount

    [ ] Other _______________________________________________________________________________


3.  DISABILITY INCOME INSURANCE PREMIUMS

    Annual Premium $_______  . _________
    A. Bank Authorization (BA): [ ] Monthly [ ] Quarterly
       [ ] New BA Authorization (Complete Form 200726) [ ] Add to Existing BA with Account Number _______________

    B. Direct Bill: [ ] Quarterly [ ] Semiannually [ ] Annually

    C. Card Billing: [ ] American Express [ ] Master Card [ ] Visa

       Frequency (not available for initial payment) [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually

       Card Number ____________________________________________________________     Expires    ______________

    D. Other _________________________________________________________________________________


4.  DISABILITY UNDERWRITING INFORMATION

    A. Complete description of job duties _____________________________________________________________________

    Years of service __________   Number of hours worked per week _________________________________________

    Self-employed? [ ] Yes [ ] No 1. Date business began (MM/YYYY) ____________  Number of employees _____________

                                  2. What percent of duties are supervisory? __________________                    %

    B. Any contemplated change in occupation? [ ] Yes [ ] No If yes, explain ______________________________

    C. Previous occupation if changed in the past five years ______________________________

    D. Amount of unearned income $ ___________________          Source __________________________


139063                            Page 4 of 12                       A (7/10) --

--                             (BAR CODE)                         DOC0912139063

SECTION J -- NOTES (INCLUDE DETAILS TO ANY "YES" ANSWERS FOR MEDICAL QUESTIONS
             AND ADDITIONAL REPLACEMENT INFORMATION, ATTACH AN ADDITIONAL SHEET OF PAPER, IF NECESSARY. IF ONE CHECK SUBMITTED FOR MULTIPLE PRODUCTS, PLEASE SPECIFY DOLLAR AMOUNT TO EACH PRODUCT.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

SECTION K -- CREDIT OR CHARGE CARD BILLING

(Not available for initial premium payment. Available with Term and Disability Income insurance products only.) Signature debit card products, of the card types listed, that do not require a PIN when using are also accepted forms of payment.

- By signing for card billing, you authorize RiverSource Life Insurance Co. of New York to bill your card account for the insurance premiums and frequency indicated in Sections B or D and you understand that payments will be automatically billed to your card account.

- You understand that RiverSource Life Insurance Co. of New York may receive updated card account information from your card company.

- You understand you may discontinue this payment at any time. The arrangement will remain in effect until you notify RiverSource Life Insurance Co. of New York in writing to cancel it, allowing reasonable time to act on your cancellation. Any such notification shall be effective only with respect to entries initiated after receipt of, and reasonable time to act upon such notification, usually 15 days.

- RiverSource Life Insurance Co. of New York reserves the right to terminate this agreement at any time upon 30 days written notification.

139063                   PAGE 9 OF 12                              A (7/10)   --

--                              [BAR CODE]                         DOC0512139063

SECTION D -- DISABILITY INCOME AND BUSINESS EXPENSE PROTECTION INSURANCE PLAN APPLIED FOR INFORMATION

4.   DISABILITY UNDERWRITING INFORMATION (CONTINUED)

     E. Is the Insured eligible for or does the Insured have any Disability Income Insurance through his/her employer?

          a. Short-term: [ ] Yes [ ] No at $_______ per month for____ months and____day waiting period

          b. Long-term: [ ] Yes [ ] No at $_______ per month for____ months and____day waiting period

          c. If yes to b., is the group long-term disability integrated with Social Security? [ ] Yes [ ] No

     F. Will the Insured's employer be paying the premiums for the RiverSource Life of NY Disability Insurance? [ ] Yes [ ] No

     G. Is the Insured eligible for benefits under New York state's disability benefits law program or under another state's required state Cash Sickness disability program? [ ] Yes [ ] No

     H.   Existing Disability Insurance (all DI applicants must complete)

          INSURED: Do you have any other disability insurance currently in force or applied for? [ ] Yes [ ] No

          If yes, provide the information below, indicate IF THIS INSURANCE IS REPLACING any of the existing policies, and submit state-specific replacement forms (not applicable in NY). Replacement must be indicated EVEN IF IT IS NOT CERTAIN that the new RiverSource Life of NY policy will replace another company's policy currently in force or applied for. Use Section J if you have additional insurance coverage information to document.

Company Name                         DI Yrs. Payable  Plan Type
__________________________________   _______________  __________________________

Policy Number    Insurance Amount/Monthly Income
________________ $______________________________ BEING REPLACED? [ ] Yes [ ] No

Company Name                         DI Yrs. Payable  Plan Type
__________________________________   _______________  __________________________

Policy Number    Insurance Amount/Monthly Income
________________ $______________________________ BEING REPLACED? [ ] Yes [ ] No

5.   BUSINESS EXPENSE PROTECTION INSURANCE PLAN

     (Cannot be applied for without personal Disability Income Protection in force or applied for with RiverSource Life of NY or other Company.)

     COMPLETE DISABILITY UNDERWRITING INFORMATION SECTION

     Monthly Benefit $________________

     Submit DI Application Supplement Form 33507 (available on DI Illustration System)

     Insured's Occupation Class: [ ] 3A [ ] 3M [ ] 4A [ ] 4M [ ] 5A [ ] 5M

     Waiting Period: [ ] 30 days [ ] 60 days [ ] 90 days

     Benefit Pattern: [ ] Level [ ] Increasing

     [ ] Multiple DI Case Discount (see online reference materials for all qualification details).

6.   BUSINESS EXPENSE PROTECTION INSURANCE PREMIUMS

     Annual Premium $_____________ . _____

     A.   Bank Authorization (BA): [ ] Monthly [ ] Quarterly

          [ ] New BA Authorization (Complete Form 200726) [ ] Add to Existing BA with Account Number

     B.   Direct Bill: [ ] Quarterly [ ] Semiannually [ ] Annually

     C.   Card Billing: [ ] American Express [ ] Master Card [ ] Visa
          Frequency (not available for initial payment) [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually
          Card Number__________________________________ Expires_________________

     D.   Other ______________________________________

139063                           Page 5 of 12                        A (7/10) --

--                             [BAR CODE]                         DOC0612139063

SECTION E -- MEDICAL HISTORY/UNDERWRITING INFORMATION FOR THE INSURED

IT IS VERY IMPORTANT THAT YOUR ANSWERS ARE ACCURATE AND COMPLETE. OMISSIONS OR MISSTATEMENTS COULD AFFECT YOUR INSURANCE COVERAGE.
________________________________________________________________________________

Insured's Name ________________________________________________________________

1. Doctor or Clinic _______________________________   Patient Number __________

Street Address                               City
________________________________________     __________________________________

State     ZIP Code      Phone Number    2. Height (Feet/Inches)  Weight (Pounds)
_______   ___________   _______________     _____     ______        _______

3. Date Last Seen (MM/DD/YYYY) ___________________   Reason Last Seen _________

4. Have you, to the best of your knowledge and belief, ever had, or been told you had, consulted with, been tested for (except for an HIV test), or treated by a doctor, medical practitioner or any other type of health care provider for the following? (RESPOND YES OR NO TO EVERY QUESTION AND DOCUMENT ADDITIONAL DETAILS FOR YES ANSWERS IN SECTION J.)

PROBLEMS WITH OR                     DATE OF LAST CONSULTATION, PROBLEMS WITH OR                         DATE OF LAST CONSULTATION,
DISORDER OF THE:                    TEST OR TREATMENT (MM/YYYY) DISORDER OF THE:                        TEST OR TREATMENT (MM/YYYY)
a) [ ] Y [ ] N Cancer or tumor       __________________________ l) [ ] Y [ ] N Diabetes or high
                                                                               blood sugar               __________________________

b) [ ] Y [ ] N Unusual fatigue       __________________________ m) [ ] Y [ ] N Epilepsy                  __________________________

c) [ ] Y [ ] N Muscles               __________________________ n) [ ] Y [ ] N Stroke or memory loss     __________________________

d) [ ] Y [ ] N Bones, neck, back,
               joints                __________________________ o) [ ] Y [ ] N Loss of consciousness     __________________________

e) [ ] Y [ ] N Skin                  __________________________ p) [ ] Y [ ] N Paralysis                 __________________________

f) [ ] Y [ ] N Liver or hepatitis    __________________________ q) [ ] Y [ ] N Brain or nervous system   __________________________

g) [ ] Y [ ] N Kidneys or urinary
               tract                 __________________________ r) [ ] Y [ ] N Depression                __________________________

h) [ ] Y [ ] N Digestive or
               reproductive system   __________________________ s) [ ] Y [ ] N Dysthymia                 __________________________

i) [ ] Y [ ] N Heart, chest pain or
               circulation           __________________________ t) [ ] Y [ ] N Stress or anxiety         __________________________

j) [ ] Y [ ] N High blood pressure   __________________________ u) [ ] Y [ ] N Other emotional disorder  __________________________

k) [ ] Y [ ] N Lung or breathing     __________________________ v) [ ] Y [ ] N Alcohol or
                                                                               drug/substance abuse      __________________________

                                     __________________________ w) [ ] Y [ ] N Currently pregnant        __________________________

                                                                                                         DATE OF LAST CONSULTATION,
                                                                                                        TEST OR TREATMENT (MM/YYYY)
5. OTHER THAN LISTED ABOVE, within the past five years have/do you:

a) [ ] Y [ ] N Stayed overnight in a hospital or gone to an emergency room for any illness or injury?    __________________________

b) [ ] Y [ ] N Been to a medical clinic, therapist, doctor, or health care provider?                     __________________________

c) [ ] Y [ ] N Presently have a physical impairment or illness?                                          __________________________

   If Yes for a, b or c, give reason: _____________________________________________________________________________________________

6. Have you ever been diagnosed or received treatment by a health care provider for AIDS (Acquired Immune Deficiency Syndrome) or
   ARC (AIDS-Related Complex)? [ ] YES [ ] NO
   Date of last consultation or treatment (MM/DD/YYYY) _________________________

7. Have you ever used marijuana, cocaine, heroin, or amphetamines? [ ] YES [ ] NO  Date of last use (MM/YYYY) _____________________

8. a. Have you ever used tobacco or nicotine in any form? [ ] YES [ ] NO b. If yes, what is/was used? _____________________________

   c. What amount?  ___________________________________________________________    Date last used? (MM/YYYY) ______________________

9. Do you have any current plans to travel outside of the United States? [ ] YES [ ] NO If yes, how long? _________________________

   Where _________________________________________________   Reason ______________________________   When _________________________

10. During the past five years have you:

    a. Flown, or do you contemplate flying, as a pilot, student pilot or crew member? [ ] YES [ ] NO

    b. Participated in or do you contemplate participating in motorcycle riding, racing (automobile, snowmobile, motorcycle, boat), skin/scuba diving, skydiving, hang-gliding, or other similar activities? [ ]  Yes [ ] No If yes, what activity? _____________

11. During the past five years have you had your driver's license revoked, received a moving violation or been cited for a
    DUI/DWI? [ ] YES [ ] NO
    If yes, what? ______________________________________________________________   When? (MM/DD/YYYY) _____________________________

12. Have you ever had an application for insurance declined, postponed or modified in any way? [ ] YES [ ] NO
    If yes, provide date ___________________________________________ Company Name ______________________________________
    Reason ________________________________________________________________________________________________________________________

139063                           Page 6 of 12                        A(7/10) --

--                               (BAR CODE)                      DOC0712139063

SECTION F -- MEDICAL HISTORY/UNDERWRITING INFORMATION FOR THE SECOND INSURED IT IS VERY IMPORTANT THAT YOUR ANSWERS ARE ACCURATE AND COMPLETE. OMISSIONS OR MISSTATEMENTS COULD AFFECT YOUR INSURANCE COVERAGE.
________________________________________________________________________________

Second insured's Name _________________________________________________________

1. Doctor or Clinic ___________________________   Patient Number _____________

Street Address                        City
_________________________________     _______________________________________

State    ZIP Code    Phone Number     2. Height (Feet/Inches)  Weight (Pounds)
______   _________   ______________        ___      ______          _______

3. Date Last Seen (MM/DD/YYYY) _______________  Reason Last Seen _____________

4. Have you, to the best of your knowledge and belief, ever had, or been told you had, consulted with, been tested for (except for an HIV test), or treated by a doctor, medical practitioner or any other type of health care provider for the following? (RESPOND YES OR NO TO EVERY QUESTION AND DOCUMENT ADDITIONAL DETAILS FOR YES ANSWERS IN SECTION J.)

PROBLEMS WITH OR                     DATE OF LAST CONSULTATION, PROBLEMS WITH OR                         DATE OF LAST CONSULTATION,
DISORDER OF THE:                    TEST OR TREATMENT (MM/YYYY) DISORDER OF THE:                        TEST OR TREATMENT (MM/YYYY)
a) [ ] Y [ ] N Cancer or tumor       __________________________ l) [ ] Y [ ] N Diabetes or high
                                                                               blood sugar               __________________________
b) [ ] Y [ ] N Unusual fatigue       __________________________ m) [ ] Y [ ] N Epilepsy                  __________________________
c) [ ] Y [ ] N Muscles               __________________________ n) [ ] Y [ ] N Stroke or memory loss     __________________________
d) [ ] Y [ ] N Bones, neck, back,
               joints                __________________________ o) [ ] Y [ ] N Loss of consciousness     __________________________
e) [ ] Y [ ] N Skin                  __________________________ p) [ ] Y [ ] N Paralysis                 __________________________
f) [ ] Y [ ] N Liver or hepatitis    __________________________ q) [ ] Y [ ] N Brain or nervous system   __________________________
g) [ ] Y [ ] N Kidneys or urinary
               tract                 __________________________ r) [ ] Y [ ] N Depression                __________________________
h) [ ] Y [ ] N Digestive or
               reproductive system   __________________________ s) [ ] Y [ ] N Dysthymia                 __________________________
i) [ ] Y [ ] N Heart, chest pain or
               circulation           __________________________ t) [ ] Y [ ] N Stress or anxiety         __________________________
j) [ ] Y [ ] N High blood pressure   __________________________ u) [ ] Y [ ] N Other emotional disorder  __________________________
k) [ ] Y [ ] N Lung or breathing     __________________________ v) [ ] Y [ ] N Alcohol or
                                                                               drug/substance abuse      __________________________
                                     __________________________ w) [ ] Y [ ] N Currently pregnant        __________________________

                                                                                                         DATE OF LAST CONSULTATION,
5. OTHER THAN LISTED ABOVE, within the past five years have/do you:                                     TEST OR TREATMENT (MM/YYYY)
a) [ ] Y [ ] N Stayed overnight in a hospital or gone to an emergency room for any illness or injury?    __________________________
b) [ ] Y [ ] N Been to a medical clinic, therapist, doctor, or health care provider?                     __________________________
c) [ ] Y [ ] N Presently have a physical impairment or illness?                                          __________________________
   If Yes for a, b or c, give reason: _____________________________________________________________________________________________

6. Have you ever been diagnosed or received treatment by a health care provider for AIDS (Acquired Immune Deficiency Syndrome) or
   ARC (AIDS-Related Complex)? [ ] YES [ ] NO
   Date of last consultation or treatment (MM/DD/YYYY) _________________________

7. Have you ever used marijuana, cocaine, heroin, or amphetamines? [ ] YES [ ] NO  Date of last use (MM/YYYY) _____________________

8. a. Have you ever used tobacco or nicotine in any form? [ ] YES [ ] NO b. If yes, what is/was used? _____________________________

   c. What amount?  ___________________________________________________________    Date last used? (MM/YYYY) ______________________

9. Do you have any current plans to travel outside of the United States? [ ] YES [ ] NO If yes, how long? _________________________

   Where _________________________________________________   Reason ______________________________   When _________________________

10. During the past five years have you:

    a. Flown, or do you contemplate flying, as a pilot, student pilot or crew member? [ ] YES [ ] NO

    b. Participated in or do you contemplate participating in motorcycle riding, racing (automobile, snowmobile, motorcycle, boat), skin/scuba diving, skydiving, hang-gliding, or other similar activities? [ ] Yes [ ] No If yes, what activity? _____________

11. During the past five years have you had your driver's license revoked, received a moving violation or been cited for a
    DUI/DWI? [ ] YES [ ] NO
    If yes, what? ______________________________________________________________   When? (MM/DD/YYYY) _____________________________

12. Have you ever had an application for insurance declined, postponed or modified in any way? [ ] YES [ ] NO
    If yes, provide date ___________________________________________ Company Name ______________________________________
    Reason ________________________________________________________________________________________________________________________

139063                            Page 7 of 12                     A(7/10) --

--                              (BAR CODE)                      DOC0812139063

SECTION G -- AGREEMENT TO SELL, TRANSFER OR ASSIGN LIFE INSURANCE

"Any party to the application" is defined as the applicant, proposed insured, owner, if other than the applicant, or any beneficiary. "Third party" is defined as a viatical settlement entity, life settlement entity, insurance company, other secondary market provider, or premium financing entity.

1. AGREEMENTS OR INCENTIVES - Has any party to the application:

   -- Entered, or made plans to enter, into any agreement or contract to sell or assign the ownership of, or a beneficial interest in, the applied for policy; or

   -- Been promised or agreed to by any person that they will be given, or have been given, any inducement, fee or compensation as an incentive to purchase the policy; or

   -- Received, or will receive, from any person any inducement, fee or compensation as incentive to purchase the policy?
      [ ] No [ ] Yes

2. PRIOR TRANSACTIONS - Has any party to the application ever:

   -- Sold, transferred or assigned any life insurance policy to a third party; or

   -- Received any inducement, fee or compensation as an incentive to purchase, sell, transfer or assign a policy?
      [ ] No [ ] Yes

For any "Yes" responses to 1 or 2 above, provide details regarding any agreements, incentives or prior transactions.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

SECTION H -- JUVENILE INSURANCE -- COMPLETE IF INSURED IS UNDER AGE 15

Did the advisor see this child? [ ] Yes [ ] No       Is there similar insurance in force or  applied for on all brothers and sisters? [ ] Yes [ ] No
                                                     If not, why? _________________________________________________________________

Amount of life insurance already in force on the person responsible for child's primary support $__________________________________

Signature of Parent or Legal Guardian                   Signature of Witness                        Date (MM/DD/YYYY)
X                                                       X
__________________________________________________      ______________________________________      _______________________________

SECTION I -- CHILDREN'S INSURANCE RIDER INFORMATION
________________________________________________________________________________

                                                                                                              Physical/Mental
A. Name(s) of children to be covered by rider (must be under age 19 and unmarried)     Birthdate          Abnormalities at Birth?
Name (First, Full Middle, Last)                                                      (MM/DD/YYYY)   Sex   (If yes, explain below)
__________________________________________________________________________________   ____________   ___       [ ] Yes [ ] No

__________________________________________________________________________________   ____________   ___       [ ] Yes [ ] No

__________________________________________________________________________________   ____________   ___       [ ] Yes [ ] No

B. Has anyone listed above received treatment for any disease, physical or mental condition in the past five years? [ ] Yes [ ] No

C. Is this insurance intended to replace any existing insurance and/or annuity? [ ] Yes [ ] No

D. If Yes to B or C above, explain here _______________________________________

   ____________________________________________________________________________

E. Are there any children under the age of 19 and unmarried not listed above? [ ] Yes [ ] No

If Yes, List Name _______________________   Birthdate (MM/DD/YYYY) _____________

Reason for Exclusion ___________________________________________________________

139063                        Page 7 of 12                       A(7/10) --

--                             (BAR CODE)                         DOC1012139063

                        (This page intentionally blank).

139063                   PAGE 10 OF 12                             A (7/10)   --

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK,                  (RIVER SOURCE LOGO)
P.O. Box 5144, Albany, NY 12205
LIFE AND DISABILITY INCOME
INSURANCE APPLICATION
AGREEMENT AND SIGNATURE

AGREEMENT. By signing this application, you acknowledge all of the following terms and conditions.

IDENTIFICATION AND VERIFICATION. We are required by law to obtain certain personal information from you that will be used by us to verify your identity. If you do not provide us with the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

CONDITIONS FOR COVERAGE PRIOR TO POLICY DELIVERY. You agree that an Insured for life or disability insurance will be covered prior to policy delivery only when all of the following requirements have been met: 1. The owner has paid the full first premium, according to the frequency of modal premium payment selected, for all insurance applied for in this application (any check or draft for that payment must be honored by the bank); and 2. The premium has not been returned by the company; and 3.The Insured has submitted all medical and other information required by the company's published underwriting requirements, including without limitation, all medical examinations and paramedical examinations (not more than two), medical history interview, blood draw and other information required by the company's published underwriting requirements for the Insured's age and amount of insurance applied for; and 4. The Insured is insurable on the Effective Date, as defined below, under the company's underwriting rules, for the plan and amount of coverage at the rate applied for with no modification.

EFFECTIVE DATE. Effective Date as used herein means the later of: (a) the date of this application; or (b) the date of completion of all initial underwriting requirements as specified in (3) in the above "Conditions for coverage prior to policy delivery" paragraph. In cases where the Insured is not insurable for the plan of insurance, amount of insurance or at the premium rate applied for, coverage begins if and when the company insures that person under a policy accepted by the owner in writing and any additional premium has been paid.

SURVIVORSHIP LIFE INSURANCE. If the owner has applied for a survivorship life plan of insurance, the requirements in the "Conditions for coverage prior to policy delivery" paragraph apply to both insureds. If one insured dies before the "Effective Date" and such individual is otherwise found to be insurable after completion of all initial underwriting requirements as specified in (3) in the above "Conditions for coverage prior to policy delivery" paragraph, and the surviving insured is also found to be insurable, the owner shall be offered the policy applied for in the application. In cases where both insureds are not insurable for the plan of insurance, amount of insurance, or at the premium rte applied for, coverage begins if an when the company insureds the persons under a policy accepted by the owner in writing and any additional premium has been paid.

AMOUNT OF LIFE INSURANCE COVERAGE. If coverage begins prior to delivery of the policy under the conditions described above, the amount of life insurance coverage on each Insured will be the total requested for that person by this application and any other applications for life insurance on the Insured being considered by the company, up to a maximum of $500,000. Except as limited by this agreement, any coverage provided will be under the terms of the policy applied for.

AMOUNT OF DISABILITY INSURANCE COVERAGE. If coverage begins prior to delivery of the policy under the conditions described above, the disability coverage monthly benefit on the Insured will be the lesser of (1) $3,500 of monthly benefit, (2) the monthly benefit applied for in this application, or (3) the maximum monthly benefit based on the company's written underwriting rules. Coverage on the Insured for this monthly benefit will be provided under the terms of the policy until the first of the following to occur: (1) benefits paid and payable total $500,000; or (2) the Insured is no longer eligible for benefits under the terms of the policy because the Insured is no longer disabled or the maximum benefit period has been reached. When the first of (1) or (2) occur, all benefits will cease and coverage under this agreement and the policy will cease. If coverage becomes effective with delivery of the policy, all policy benefits and coverage limits will apply.

COMPANY'S RESPONSIBILITIES. You understand that:

   Only the officers of the company have the authority to decide on insurability and risk classification and to bind the company to insure a proposed Insured.

   The officers of the company are the President, Vice President, Secretary and Assistant Secretary;

   If a policy does not go into effect, the company's sole liability will be to refund any premium paid, plus interest If required by law;

   No change in or waiver of anything in this application or alteration of an insurance policy is binding unless it is in writing and signed by an officer of the company; and any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for.

ADEQUATE INFORMATION. You have received the RiverSource Life Insurance Co. of New York (RiverSource Life of NY) Insurance Products Disclosure. You understand and agree that the company will use and release information about you as described in the attached RiverSource Life of NY Insurance Products Disclosure. You may inform us not to use information for certain marketing purposes described in the RiverSource Life of NY Insurance Products Disclosure.

QUALIFIED PLANS ONLY. You certify that the plan under Ownership of the insurance application is qualified under Section 401(a) of the United States Internal Revenue Code. This policy will be issued based on representations by you that the Plan is qualified.

UNIVERSAL LIFE INSURANCE/VARIABLE UNIVERSAL LIFE INSURANCE/SURVIVORSHIP LIFE/SURVIVORSHIP VARIABLE LIFE INSURANCE. If you have applied for this type of insurance, you understand and acknowledge that (1) a projection of future death benefits and policy values will be provided upon written request; (2) surrender charges may apply in certain circumstances; (3) no-lapse guarantee or death benefit guarantee features as applicable to the type of insurance applied for have been adequately described to you and may involve premium in excess of your scheduled premium; and, (4) interest at rates in excess of the guaranteed interest rate will accrue on any policy value/fixed account value at rates determined by the company and at the company's discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing company policies, product design, competition and the company's revenues and expenses.

DECLARATION. You declare that each of the answers made in this application is true and complete to the best of your knowledge and belief and will be a basis for any policy issued. You also acknowledge that this application will be atached to and made part of the policy. You also acknowledge that you have received a copy of this agreement and receipt for any premium paid with this application.

                CLIENT COPY -- DO NOT SUBMIT TO CORPORATE OFFICE

139063                                                             A (7/10)  --

AUTHORIZATION AND CERTIFICATION. By your signature below, the owner authorizes the Medical Information Bureau, employer, and consumer reporting agency having information about you and your minor children to give that information to RiverSource Life of NY or its reinsurer. You understand that you have the right to request a personal interview if an investigative consumer report is obtained. You understand that RiverSource Life of NY will use this information to determine eligibility for insurance and benefits. You agree that a photographic copy of this authorization will be as valid as the original. You agree that this authorization will be valid for 24 months from the date shown below.

SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER (TIN) CERTIFICATION AS REQUIRED BY FORM W-9 OF THE INTERNAL REVENUE SERVICE (IRS) UNDER PENALTIES OF PERJURY, YOU CERTIFY THAT:

  1. THE NUMBER SHOWN ON THIS FORM IS YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER, AND

  2. YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (B) YOU HAVE NOT BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

  3. YOU ARE A U.S. CITIZEN OR OTHER U.S. PERSON (DEFINED BELOW).

     DEFINITION OF A U.S. PERSON. For federal tax purposes, you are considered a U.S. Person if you are:

     - An individual who is a U.S. citizen or U.S. resident alien,

     - A partnership, corporation, company, or association created or organized in the United States or under the law of the United States,

     - An estate (other than a foreign estate), or

     - A domestic trust (as defined in Regulations section 301.7701-7).

Form W-9 Instructions are available upon request or on irs.gov.

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN.

THE IRS DOES NOT REQUIRE CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

You acknowledge that you or your authorized representative have received a copy of this agreement and signature section of the application.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR ACCIDENT AND HEALTH INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIALLY THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

SIGNATURES (Insureds under age 15 need not sign.)

Insured's Name (Print)                           Signed on Date (MM/DD/YYYY)           State
______________________                           __________________________            __________

Insured's Signature (base plan)                  Second Insured's Signature
X                                                X

Owner's signature (other than Insured)           Parent/Legal Guardian's Signature (for Insureds under age 15)
X                                                X

RECEIPT -- All checks must be completed in full and be made payable to the company (not to the advisor).

Received from ____________________________ the sum of $ ___________. _______with this application.

ADVISOR'S REPORT

  Is Insured related to advisor? [ ] Yes [ ] No If yes, give relationship

  You certify that you personally requested the information in this application and witnessed its signing and received any money that was paid. You also certify that you truly and accurately recorded on the application the information supplied by the applicant. You are not aware of anything detrimental to the risk that is not recorded in this application. You certify that, to the best of your knowledge and belief, the information provided in this application regarding replacement of existing insurance and annuities is true and accurate.

Team ID                                  Advisor's Signature                                      Advisor Number
____________                             X                                                        _________________________________

Comp % ________     Area Office Number  _____________________    Phone Number _________________________                   Ext. ____

Advisor's Name ______________________________________________                     Fax Number ______________________________________

RECOMMENDING ADVISOR INFORMATION

  Is this transaction based on a recommendation by an Ameriprise Financial Advisor? [ ] Yes [ ] No

  If yes, provide the Recommending Advisor Name and ID below if different than Advisor listed above.

  Advisor Number _______________________  Name ________________________________

  It is assumed the Recommending Advisor and Advisor listed above are the same, if the Recommending Advisor is not identified.

CO-ADVISOR INFORMATION

  Team ID                Advisor's Signature                 Advisor Number
  ______________         X                                   __________________

  Comp % _______ Area Office Number _________ Phone Number __________ Ext. ____

139063        CLIENT COPY -- DO NOT SUBMIT TO CORPORATE OFFICE      A (7/10) --

--                             (BAR CODE)                          DOC1112139063

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK,                   (RIVERSOURCE LOGO)
P.O. Box 5144, Albany, NY 12205
LIFE AND DISABILITY INCOME INSURANCE APPLICATION
AGREEMENT AND SIGNATURE

AGREEMENT. By signing this application, you acknowledge all of the following terms and conditions.

IDENTIFICATION AND VERIFICATION. We are required by law to obtain certain personal information from you that will be used by us to verify your identity. If you do not provide us with the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

CONDITIONS FOR COVERAGE PRIOR TO POLICY DELIVERY. You agree that an Insured for life or disability insurance will be covered prior to policy delivery only when all of the following requirements have been met: 1. The owner has paid the full first premium, according to the frequency of modal premium payment selected, for all insurance applied for in this application (any check or draft for that payment must be honored by the bank); and 2. The premium has not been returned by the company; and 3.The Insured has submitted all medical and other information required by the company's published underwriting requirements, including without limitation, all medical examinations and paramedical examinations (not more than two), medical history interview, blood draw and other information required by the company's published underwriting requirements for the Insured's age and amount of insurance applied for; and 4. The Insured is insurable on the Effective Date, as defined below, under the company's underwriting rules, for the plan and amount of coverage at the rate applied for with no modification.

EFFECTIVE DATE. Effective Date as used herein means the later of: (a) the date of this application; or (b) the date of completion of all initial underwriting requirements as specified in (3) in the above "Conditions for coverage prior to policy delivery" paragraph. In cases where the Insured is not insurable for the plan of insurance, amount of insurance or at the premium rate applied for, coverage begins if and when the company insures that person under a policy accepted by the owner in writing and any additional premium has been paid.

SURVIVORSHIP LIFE INSURANCE. If the owner has applied for a survivorship life plan of insurance, the requirements in the "Conditions for coverage prior to policy delivery" paragraph apply to both insureds. If one insured dies before the "Effective Date" and such individual is otherwise found to be insurable after completion of all initial underwriting requirements as specified in (3) in the above "Conditions for coverage prior to policy delivery" paragraph, and the surviving insured is also found to be insurable, the owner shall be offered the policy applied for in the application. In cases where both insureds are not insurable for the plan of insurance, amount of insurance, or at the premium rte applied for, coverage begins if an when the company insureds the persons under a policy accepted by the owner in writing and any additional premium has been paid.

AMOUNT OF LIFE INSURANCE COVERAGE. If coverage begins prior to delivery of the policy under the conditions described above, the amount of life insurance coverage on each Insured will be the total requested for that person by this application and any other applications for life insurance on the Insured being considered by the company, up to a maximum of $500,000. Except as limited by this agreement, any coverage provided will be under the terms of the policy applied for.

AMOUNT OF DISABILITY INSURANCE COVERAGE. If coverage begins prior to delivery of the policy under the conditions described above, the disability coverage monthly benefit on the Insured will be the lesser of (1) $3,500 of monthly benefit, (2) the monthly benefit applied for in this application, or (3) the maximum monthly benefit based on the company's written underwriting rules. Coverage on the Insured for this monthly benefit will be provided under the terms of the policy until the first of the following to occur: (1) benefits paid and payable total $500,000; or (2) the Insured is no longer eligible for benefits under the terms of the policy because the Insured is no longer disabled or the maximum benefit period has been reached. When the first of (1) or (2) occur, all benefits will cease and coverage under this agreement and the policy will cease. If coverage becomes effective with delivery of the policy, all policy benefits and coverage limits will apply.

COMPANY'S RESPONSIBILITIES. You understand that:

   Only the officers of the company have the authority to decide on insurability and risk classification and to bind the company to insure a proposed Insured.

   The officers of the company are the President, Vice President, Secretary and Assistant Secretary;

   If a policy does not go into effect, the company's sole liability will be to refund any premium paid, plus interest If required by law;

   No change in or waiver of anything in this application or alteration of an insurance policy is binding unless it is in writing and signed by an officer of the company; and any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for.

ADEQUATE INFORMATION. You have received the RiverSource Life Insurance Co. of New York (RiverSource Life of NY) Insurance Products Disclosure. You understand and agree that the company will use and release information about you as described in the attached RiverSource Life of NY Insurance Products Disclosure. You may inform us not to use information for certain marketing purposes described in the RiverSource Life of NY Insurance Products Disclosure.

QUALIFIED PLANS ONLY. You certify that the plan under Ownership of the insurance application is qualified under Section 401(a) of the United States Internal Revenue Code. This policy will be issued based on representations by you that the Plan is qualified.

UNIVERSAL LIFE INSURANCE/VARIABLE UNIVERSAL LIFE INSURANCE/SURVIVORSHIP LIFE/SURVIVORSHIP VARIABLE LIFE INSURANCE. If you have applied for this type of insurance, you understand and acknowledge that (1) a projection of future death benefits and policy values will be provided upon written request; (2) surrender charges may apply in certain circumstances; (3) no-lapse guarantee or death benefit guarantee features as applicable to the type of insurance applied for have been adequately described to you and may involve premium in excess of your scheduled premium; and, (4) interest at rates in excess of the guaranteed interest rate will accrue on any policy value/fixed account value at rates determined by the company and at the company's discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing company policies, product design, competition and the company's revenues and expenses.

DECLARATION. You declare that each of the answers made in this application is true and complete to the best of your knowledge and belief and will be a basis for any policy issued. You also acknowledge that this application will be atached to and made part of the policy. You also acknowledge that you have received a copy of this agreement and receipt for any premium paid with this application.

139063                  CORPORATE OFFICE COPY                   A (7/10) --

--                             (BAR CODE)                          DOC1212139063

AUTHORIZATION AND CERTIFICATION. By your signature below, the owner authorizes the Medical Information Bureau, employer, and consumer reporting agency having information about you and your minor children to give that information to RiverSource Life of NY or its reinsurer. You understand that you have the right to request a personal interview if an investigative consumer report is obtained. You understand that RiverSource Life of NY will use this information to determine eligibility for insurance and benefits. You agree that a photographic copy of this authorization will be as valid as the original. You agree that this authorization will be valid for 24 months from the date shown below.

SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER (TIN) CERTIFICATION AS REQUIRED BY FORM W-9 OF THE INTERNAL REVENUE SERVICE (IRS) UNDER PENALTIES OF PERJURY, YOU CERTIFY THAT:

  1. THE NUMBER SHOWN ON THIS FORM IS YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER, AND

  2. YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (B) YOU HAVE NOT BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

  3. YOU ARE A U.S. CITIZEN OR OTHER U.S. PERSON (DEFINED BELOW).

       DEFINITION OF A U.S. PERSON. For federal tax purposes, you are considered a U.S. Person if you are:

     - An individual who is a U.S. citizen or U.S. resident alien,

     - A partnership, corporation, company, or association created or organized in the United States or under the law of the United States,

     - An estate (other than a foreign estate), or

     - A domestic trust (as defined in Regulations section 301.7701-7).

Form W-9 Instructions are available upon request or on irs.gov.

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN. THE IRS DOES NOT REQUIRE CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

You acknowledge that you or your authorized representative have received a copy of this agreement and signature section of the application.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR ACCIDENT AND HEALTH INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIALLY THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

SIGNATURES (Insureds under age 15 need not sign.)

Insured's Name (Print)                           Signed on Date (MM/DD/YYYY)           State
______________________                           __________________________            __________

Insured's Signature (base plan)                  Second Insured's Signature
X                                                X

Owner's signature (other than Insured)           Parent/Legal Guardian's Signature (for Insureds under age 15)
X                                                X

RECEIPT -- All checks must be completed in full and be made payable to the company (not to the advisor).

Received from ____________________________ the sum of $ ___________. _______with this application.

ADVISOR'S REPORT

  Is Insured related to advisor? [ ] Yes [ ] No If yes, give relationship

  You certify that you personally requested the information in this application and witnessed its signing and received any money that was paid. You also certify that you truly and accurately recorded on the application the information supplied by the applicant. You are not aware of anything detrimental to the risk that is not recorded in this application. You certify that, to the best of your knowledge and belief, the information provided in this application regarding replacement of existing insurance and annuities is true and accurate.

Team ID                                  Advisor's Signature                                      Advisor Number
____________                             X                                                        _________________________________

Comp % ________     Area Office Number  _____________________    Phone Number _________________________                   Ext. ____

Advisor's Name ______________________________________________                     Fax Number ______________________________________

RECOMMENDING ADVISOR INFORMATION

  Is this transaction based on a recommendation by an Ameriprise Financial Advisor? [ ] Yes [ ] No

  If yes, provide the Recommending Advisor Name and ID below if different than Advisor listed above.

  Advisor Number _______________________  Name ________________________________

  It is assumed the Recommending Advisor and Advisor listed above are the same, if the Recommending Advisor is not identified.

CO-ADVISOR INFORMATION

  Team ID                Advisor's Signature                 Advisor Number
  ______________         X                                   __________________

  Comp % _______ Area Office Number _________ Phone Number __________ Ext. ____

139063                        CORPORATE OFFICE COPY                 A (7/10) --

--                                (BAR CODE)                       DOC010239240

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK,                  (RIVERSOURCE LOGO)
P.O. Box 5144, Albany, New York 12205

NOTICE AND CONSENT FOR BLOOD TESTING
WHICH MAY INCLUDE AIDS VIRUS (HIV)
ANTIBODY/ANTIGEN TESTING                               Client ID _______________

Insurer: RIVERSOURCE LIFE INSURANCE CO.
         OF NEW YORK                                   Examiner  _______________

                                                       Address  _______________

To determine your insurability, the Insurer named above (the Insurer) has requested that you provide a sample of your blood for testing and analysis. All tests will be performed by a licensed laboratory.

Unless precluded by law, tests may be performed to determine the presence of antibodies or antigens to the Human Immunodeficiency Virus (HIV), also known as the AIDS virus. The HIV antibody test that we perform is actually a series of tests done by a medically accepted procedure. The HIV antigen test directly identifies AIDS viral particles. These tests are extremely reliable. Other tests which may be performed include determinations of blood cholesterol and related lipids (fats) and screening for liver or kidney disorders, diabetes, and immune disorders.

All test results will be treated confidentially. They will be reported by the laboratory to the Insurer. When necessary for business reasons in connection with insurance you have or have applied for with the Insurer, the Insurer may disclose test results to others such as its affiliates, reinsurers, employees, or contractors. If the Insurer is a member of the Medical Information Bureau (MIB, Inc.), and if the test results for HIV antibodies/antigens are other than normal, the Insurer will report to the MIB, Inc. a generic code which signifies only a non-specific blood test abnormality. If your HIV test is normal, no report will be made about it to the MIB, Inc. Other test results may be reported to the MIB, Inc. in a more specific manner. The organizations described in this paragraph may maintain the test results in a file or data bank. There will be no other disclosure of test results or even that the tests have been done except as may be required or permitted by law or as authorized by you under a written authorization form.

If your HIV test results are negative no routine notification will be sent to you. A negative test result means no antibodies to the HIV virus were found. Because of varying incubation periods, absence of HIV antibodies does not mean that you have not been infected with the virus. Absence of HIV antibodies does not mean that you are immune to the virus. If the HIV test results are other than negative, the Insurer will contact you. The Insurer may also contact you if there are other abnormal test results which, in the Insurer's opinion, are significant.

Positive HIV antibody/antigen test results do not mean that you have AIDS, but that you are at significantly increased risk of developing AIDS or AIDS-related conditions. Federal authorities say that persons who are HIV antibody/antigen positive should be considered infected with the AIDS virus and capable of infecting others. You may wish to consider further independent testing. Early detection and medical intervention is very important to your health.

Positive HIV antibody or antigen test results or other significant blood abnormalities will adversely affect your application for insurance. This means that your application may be declined, that an increased premium may be charged, or that other policy changes may be necessary.

NOTIFICATION OF TEST RESULTS

If your test results cause the Insurer to make an adverse underwriting decision based on these results, you are entitled to that information if you so desire. Because a trained person should deliver that information so that you can understand clearly what the test results mean, we recommend that you list your private physician, health care provider or another person to whom the Insurer will report positive test results and who may explain their meaning.

Name and Address of Designated Physician:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

If you prefer the results of a positive test be mailed to you rather than your physician or health care provider, check here [ ]

                  ORIGINAL -- CORPORATE OFFICE           COPY -- CLIENT

39240 A                           PAGE 1 OF 2                         (7/10) --

--                                (BAR CODE)                       DOC020239240

INFORMED CONSENT

I have read and I understand this Notice and Consent for Blood Testing Which May Include HIV Antibody/Antigen Testing. I voluntarily consent to the withdrawal of blood from me by needle, the testing of that blood, and the disclosure of the test results as described above.

This authorization is to remain effective until the Insurer has such complete and accurate information which it requires under its established underwriting rules as they may be changed from time to time.

I understand that I have the right to request and receive a copy of this authorization. A photocopy of this form will be as valid as the original.

I understand that this procedure is completely voluntary and I may choose to withdraw consent at any time.

Name of Proposed Insured (Please Print)                      Date of Birth
____________________________________________________         __________________

Signature of Proposed Insured or Parent/Guardian             Date
X                                                            __________________

Medical Professional Drawing Blood                           State of Residence
____________________________________________________         __________________

For referral or assistance or for more information about AIDS, the meaning of HIV-related test results, and the availability or location of HIV-related counseling services, call the New York State AIDS Hotline toll-free:
1-800-541-AIDS or contact your nearest local AIDS program:

Western NY AIDS Program, Inc.
(Buffalo - Niagra Falls)
(716) 834-9200

AIDS Rochester, Inc.
(585) 442-2220

AIDS Task Force of Central NY
(Syracuse area)
(315) 475-AIDS

Southern Tier AIDS Program
(Binghamton area)
(607) 778-2839

AIDS Council of Northeast NY
(Albany - Adirondacks)
(518) 434-4686

Mid-Hudson Valley AIDS Task Force
(845) 364-2570 (Rockland County)
(914) 813-5185 (Westchester County)

Long Island Association for AIDS Care, Inc.
(Nassau and Suffolk counties)
(877) TO-LIAAC

OR WRITE TO:
The AIDS Institute
New York State Health Department
Empire State Plaza
Corning Tower - Rm. 2580
Albany, NY 12237

In the New York City Area:

NYC AIDS Hotline
(800) TALK-HIV

Gay Men's Health Crisis
(212) 367-1100

39240 A                          PAGE 2 OF 2                          (7/10) --

--                                (BAR CODE)                       DOC0101138044

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK,
20 Madison Ave. Ext., P.O. Box 5144,Albany, NY 12205

AUTHORIZATION FOR RELEASE OF HEALTH-RELATED
INFORMATION TO RIVERSOURCE LIFE
INSURANCE CO. OF NEW YORK


THIS AUTHORIZATION COMPLIES WITH THE HIPAA           Client ID
PRIVACY RULE                                         __________________________

Name of Proposed Insured/Patient (please print)      Date of Birth (MM/DD/YYYY)
________________________________________________     __________________________

Social Security Number (not required)
________________________________________________

I authorize any health plan, physician, health care professional, hospital, clinic, laboratory, pharmacy, pharmacy benefits manager or other pharmacy related services organization, claims administrator, medical facility or other health care provider that has provided payment, treatment or services to me or on my behalf within the past 10 years ("My Providers") to disclose my entire medical record, prescription information, prescription history and medications prescribed and any other protected health information concerning me to the RiverSource Life Insurance Co. of New York and its agents, employees and representatives. This includes information on the diagnosis or treatment of Human Immunodeficiency Virus (HIV) infection and sexually transmitted diseases. This also includes information on the diagnosis and treatment of mental illness and the use of alcohol, drugs and tobacco, but excludes psychotherapy notes.

By my signature below, I acknowledge that any agreements I have made to restrict my protected health information do not apply to this authorization and I instruct any physician, health care professional, hospital, clinic, medical facility, pharmacy benefits manager or other pharmacy related services organization, claims administrator or other health care provider to release and disclose my entire medical record without restriction.

This protected health information is to be disclosed under this Authorization so that RiverSource Life Insurance Co. of New York may: 1) underwrite my application for coverage, make eligibility, risk rating, policy issuance and enrollment determinations; 2) obtain reinsurance; 3) administer claims and determine or fulfill responsibility for coverage and provision of benefits; 4) administer coverage; and 5) conduct other legally permissible activities that relate to any coverage I have or have applied for with RiverSource Life Insurance Co. of New York.

This authorization shall remain in force for 24 months following the date of my signature below, and a copy of this authorization is as valid as the original. I understand that I have the right to revoke this authorization in writing, at any time, by sending a written request for revocation to RiverSource Life Insurance Co. of New York Attention: Privacy Officer 70100 Ameriprise Financial Center Minneapolis, MN 55474. I understand that a revocation is not effective to the extent that any of My Providers have relied on this Authorization or to the extent that RiverSource Life Insurance Co. of New York has a legal right to contest a claim under an insurance policy or to contest the policy itself. I understand that any information that is disclosed pursuant to this authorization may be redisclosed and no longer covered by federal rules governing privacy and confidentiality of health information. However, I understand it is the practice of RiverSource Life Insurance Co. of New York to keep my information confidential. I also understand that RiverSource Life Insurance Co. of New York is subject to other Federal and State insurance privacy laws.

I understand that My Providers may not refuse to provide treatment or payment for health care services if I refuse to sign this authorization. I further understand that if I refuse to sign this authorization to release my complete medical record, RiverSource Life Insurance Co. of New York may not be able to process my application, or if coverage has been issued may not be able to make any benefit payments. A copy of this authorization will be provided by RiverSource Life Insurance Co. of New York upon request.

Signature of Proposed Insured/Patient or Personal Representative      Date
X                                                                     __________

Name of Proposed Insured/Patient or Personal Representative
_________________________________________________________________

Parent/Legal Guardian's Signature (For Insureds Under Age 15)         Date
X                                                                     _________

Description of Personal Representative's Authority or Relationship to Patient

(C) 2009-2010 RiverSource Life Insurance Company. All rights reserved.

                              CORPORATE OFFICE COPY

138044                              PAGE 1 OF 1                     G (7/10) --

                          THIS PAGE INTENTIONALY BLANK

--                                (BAR CODE)                       DOC010138031

DEFINITION OF REPLACEMENT   RIVERSOURCE LIFE INSURANCE CO.
                            OF NEW YORK                       (RIVERSOURCE LOGO)
                            P.O. Box 5144
                            Albany, NY 12205
Insurance Department of     Unit 447/469 (circle one)
the State of New York

IN ORDER TO DETERMINE WHETHER YOU ARE REPLACING OR OTHERWISE CHANGING THE STATUS OF EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS, AND IN ORDER TO RECEIVE THE VALUABLE INFORMATION NECESSARY TO MAKE A CAREFUL COMPARISON IF YOU ARE CONTEMPLATING REPLACEMENT, THE AGENT IS REQUIRED TO ASK YOU THE FOLLOWING QUESTIONS AND EXPLAIN ANY ITEMS THAT YOU DO NOT UNDERSTAND.

AS PART OF YOUR PURCHASE OF A NEW LIFE INSURANCE POLICY OR A NEW ANNUITY CONTRACT, HAS EXISTING COVERAGE BEEN, OR IS IT LIKELY TO BE:

(1) LAPSED, SURRENDERED, PARTIALLY SURRENDERED, FORFEITED, ASSIGNED TO THE INSURER
    REPLACING THE LIFE INSURANCE POLICY OR ANNUITY CONTRACT, OR OTHERWISE TERMINATED?       [ ] Yes  [ ] No

(2) CHANGED OR MODIFIED INTO PAID-UP INSURANCE, CONTINUED AS EXTENDED TERM
    INSURANCE OR UNDER ANOTHER FORM OF NONFORFEITURE BENEFIT; OR OTHERWISE
    REDUCED IN VALUE BY THE USE OF NONFORFEITURE BENEFITS, DIVIDEND ACCUMULATIONS,
    DIVIDEND CASH VALUES OR OTHER CASH VALUES?                                              [ ] Yes  [ ] No

(3) CHANGED OR MODIFIED SO AS TO EFFECT A REDUCTION EITHER IN THE AMOUNT OF THE
    EXISTING LIFE INSURANCE OR ANNUITY BENEFIT OR IN THE PERIOD OF TIME THE EXISTING
    LIFE INSURANCE OR ANNUITY BENEFIT WILL CONTINUE IN FORCE?                               [ ] Yes  [ ] No

(4) REISSUED WITH A REDUCTION IN AMOUNT SUCH THAT ANY CASH VALUES ARE
    RELEASED, INCLUDING ALL TRANSACTIONS WHEREIN AN AMOUNT OF DIVIDEND
    ACCUMULATIONS OR PAID-UP ADDITIONS IS TO BE RELEASED ON ONE OR MORE OF
    THE EXISTING POLICIES?                                                                  [ ] Yes  [ ] No

(5) ASSIGNED AS COLLATERAL FOR A LOAN OR MADE SUBJECT TO BORROWING OR
    WITHDRAWAL OF ANY PORTION OF THE LOAN VALUE, INCLUDING ALL TRANSACTIONS
    WHEREIN ANY AMOUNT OF DIVIDEND ACCUMULATIONS OR PAID-UP ADDITIONS IS TO
    BE BORROWED OR WITHDRAWN ON ONE OR MORE EXISTING POLICIES?                              [ ] Yes  [ ] No

(6) CONTINUED WITH A STOPPAGE OF PREMIUM PAYMENTS OR REDUCTION IN THE AMOUNT OF
    PREMIUM PAID?                                                                           [ ] Yes  [ ] No

IF YOU HAVE ANSWERED YES TO ANY OF THE ABOVE QUESTIONS, A REPLACEMENT AS DEFINED BY NEW YORK INSURANCE DEPARTMENT REGULATION NO. 60 HAS OCCURRED OR IS LIKELY TO OCCUR AND YOUR AGENT IS REQUIRED TO PROVIDE YOU WITH A COMPLETED DISCLOSURE STATEMENT AND THE IMPORTANT NOTICE REGARDING REPLACEMENT OR CHANGE OF LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS.

Date                                   Signature of Applicant
___________________________            X

Date                                   Signature of Applicant
___________________________            X

TO THE BEST OF MY KNOWLEDGE, A REPLACEMENT IS INVOLVED IN THIS
TRANSACTION. [ ] Yes  [ ]No

Date                                   Signature of Agent
___________________________            X

                    You will need three copies of this form.
             Original - Client Copy - Corporate Office Copy - Agent

38031                             PAGE 1 OF 1                  E (06/09) (4) --

                          THIS PAGE INTENTIONALY BLANK

--                                (BAR CODE)                       DOC010238032

IMPORTANT NOTICE REGARDING   RIVERSOURCE LIFE INSURANCE CO.   (RIVERSOURCE LOGO)
REPLACEMENT OR CHANGE OF     OF NEW YORK
LIFE INSURANCE POLICIES      P.O. Box 5144
OR ANNUITY CONTRACTS         Albany, NY 12205
                             Unit 447/469 (circle one)

INSURANCE DEPARTMENT OF THE STATE OF NEW YORK

THIS NOTICE IS FOR YOUR BENEFIT AND REQUIRED BY REGULATION NO. 60

YOU ARE CONTEMPLATING THE PURCHASE OF A LIFE INSURANCE POLICY OR ANNUITY CONTRACT IN CONNECTION WITH THE SURRENDER, LAPSE OR CHANGE OF EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS. THE AGENT IS REQUIRED TO GIVE YOU THIS NOTICE TOGETHER WITH A SIGNED DISCLOSURE STATEMENT CONTAINING THE SUMMARY RESULT COMPARISON FOR THE NEW LIFE INSURANCE POLICY OR ANNUITY CONTRACT AND ANY LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS TO BE CHANGED THAT SETS FORTH THE FACTS OF THE TRANSACTION AND ITS ADVANTAGES AND DISADVANTAGES TO YOU. YOUR DECISION COULD BE A GOOD ONE - OR A MISTAKE - SO MAKE SURE YOU UNDERSTAND THE FACTS. YOU
SHOULD:

     1. CAREFULLY STUDY THE DISCLOSURE STATEMENT, WHICH INCLUDES A SUMMARY RESULT COMPARISON UNTIL YOU ARE SURE YOU UNDERSTAND FULLY THE EFFECT OF THE TRANSACTION.

     2. ASK THE COMPANY OR AGENT FROM WHOM YOU BOUGHT YOUR EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS TO REVIEW WITH YOU THE TRANSACTION AND THE DISCLOSURE STATEMENT. YOU MAY BE ABLE TO EFFECT THE CHANGES YOU DESIRE MORE ADVANTAGEOUSLY WITH THEM. THEIR CUSTOMER SERVICE TELEPHONE NUMBER IS CONTAINED IN THE DISCLOSURE STATEMENT.

     3. CONSULT YOUR TAX ADVISOR. THERE MAY BE UNFAVORABLE TAX IMPLICATIONS ASSOCIATED WITH THE CONTEMPLATED CHANGES TO YOUR EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS.

As a general rule, it is often not advantageous to drop or change existing coverage in favor of new coverage, whether issued by the same or a different insurance company. Some of the reasons it may be disadvantageous are:

     1. The amount of the annual premium under an existing life insurance policy may be lower than that called for by a new life insurance policy having the same or similar benefits. Any replacement of the same type of policy will normally be at a higher premium rate based upon the insured's then attained age.

     2. Since the initial costs of a life insurance policy are charged against the cash value increases in the earlier life insurance policy years, the replacement of an old life insurance policy by a new one results in the policyholder sustaining the burden of these costs twice. Annuity contracts usually contain provision for surrender charges, therefore a replacement involving annuity contracts may result in the imposition of surrender charges.

     3. The incontestable and suicide clauses begin anew in a new life insurance policy. This could result in a claim being denied under the new life insurance policy that would have been paid under the life insurance policy that was replaced.

     4. An existing life insurance policy or annuity contract often has more favorable provisions than a new life insurance policy or annuity contract in areas such as loan interest rate, settlement options, disability benefits and tax treatment.

     5. There may have been changes in your health since the purchase of the existing coverage.

     6. The insurance company with which you have existing coverage can often make a desired change on terms that would be more favorable than if you replaced existing coverage with new coverage.

                    You will need four copies of this form.
                   Original - Client Copy - Corporate Office
                      Copy - Replaced Company Copy - Agent

38032                                 PAGE 1 OF 2              E (06/09) (5)  --

--                                    (BAR CODE)                   DOC020238032

YOU HAVE THE RIGHT, WITHIN 60 DAYS FROM THE DATE OF DELIVERY OF A NEW LIFE INSURANCE POLICY OR ANNUITY CONTRACT, TO RETURN IT TO THE INSURER AND RECEIVE AN UNCONDITIONAL FULL REFUND OF ALL PREMIUMS OR CONSIDERATIONS PAID ON IT, OR IN THE CASE OF A VARIABLE OR MARKET VALUE ADJUSTMENT POLICY OR CONTRACT, PAYMENT OF THE CASH SURRENDER BENEFITS PROVIDED UNDER THE POLICY OR CONTRACT, PLUS THE AMOUNT OF ALL FEES AND OTHER CHARGES DEDUCTED FROM GROSS CONSIDERATIONS OR IMPOSED UNDER THE LIFE INSURANCE POLICY OR ANNUITY CONTRACT, AND MAY HAVE THE RIGHT TO REINSTATE OR RESTORE ANY LIFE INSURANCE POLICIES AND ANNUITY CONTRACTS THAT WERE SURRENDERED, LAPSED OR CHANGED IN THE TRANSACTION TO THEIR FORMER STATUS TO THE EXTENT POSSIBLE AND IN ACCORDANCE WITH THE INSURER'S PUBLISHED REINSTATEMENT RULES TO THE EXTENT SUCH RULES ARE NOT INCONSISTENT WITH THE PROVISIONS OF THIS PART.

IMPORTANT: THIS RIGHT SHOULD NOT BE VIEWED AS REINSTATING OR RESTORING YOUR LIFE INSURANCE POLICY OR ANNUITY CONTRACT TO THE SAME CONDITION AS IF IT HAD NEVER BEEN REPLACED. THERE MAY BE CONSEQUENCES IN REINSTATING OR RESTORING YOUR LIFE INSURANCE POLICY OR ANNUITY CONTRACT, INCLUDING BUT NOT LIMITED TO:

     - THE RIGHT TO REINSTATE OR RESTORE YOUR LIFE INSURANCE POLICY OR ANNUITY CONTRACT APPLIES ONLY TO COMPANIES SUBJECT TO NEW YORK STATE INSURANCE LAWS;

     - YOUR LIFE INSURANCE POLICY OR ANNUITY CONTRACT IS SUBJECT TO YOUR SPECIFIC COMPANY'S REINSTATEMENT RULES, WHICH MAY VARY FROM COMPANY TO COMPANY. THESE RULES MAY REQUIRE PAYMENT OF BOTH PREMIUM AND INTEREST; HOWEVER, YOU WILL NOT BE SUBJECT TO EVIDENCE OF INSURABILITY, OR A NEW CONTESTABLE OR SUICIDE PERIOD;

     - YOU MAY NOT RECEIVE THE INTEREST OR INVESTMENT PERFORMANCE DURING THE PERIOD THE LIFE INSURANCE POLICY OR ANNUITY CONTRACT WAS REPLACED; AND

     - THERE MAY BE UNFAVORABLE FEDERAL INCOME TAX CONSEQUENCES AS A RESULT OF THE REINSTATEMENT OF YOUR LIFE INSURANCE POLICY OR ANNUITY CONTRACT.

IMPORTANT: IN THE CASE OF A VARIABLE OR MARKET VALUE ADJUSTMENT POLICY OR CONTRACT, THE VALUE OF THE POLICY OR CONTRACT MAY INCREASE OR DECREASE DURING THE 60 DAY PERIOD DEPENDING ON THE PERFORMANCE OF THE UNDERLYING INVESTMENTS, WHICH MAY EFFECT THE VALUE OF THE REFUND YOU RECEIVE.

I HEREBY ACKNOWLEDGE THAT I HAVE READ THE ABOVE "IMPORTANT NOTICE" AND HAVE RECEIVED A COPY OF SAME.

Date                                   Signature of Applicant
_____________________________          X

Date                                   Signature of Applicant
_____________________________          X

                    You will need four copies of this form.
                   Original - Client Copy - Corporate Office
                      Copy - Replaced Company Copy - Agent

38032                                 PAGE 2 OF 2              E (06/09)(5)  --

--                                    (BAR CODE)                   DOC0101139544

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK,
P.O. Box 5144, Albany, NY 12205

INDEXED UNIVERSAL LIFE INSURANCE
SUPPLEMENTAL APPLICATION                                  Client ID
                                                          _____________________

# Also complete the Life and Disability Income Insurance Application in full, including Rider, Premium and Beneficiary information, and submit both applications to the corporate office.

1.   Insured's Name (First, Middle Initial and Last Name)
_____________________________  ___________________  ____________________

2. Birthdate (MMDDYYYY)  3. Policy owner if other than Insured
                            (First, Middle Initial and Last Name)
________________________    ____________________  ____________  ________________

4. Insured amount $ _________________ Purpose of Insurance: ____________________

    - Death Benefit Option 1 (Level)    - Death Benefit Option 2 (Variable)

    Premium Allocation: Fixed Account ____%  Indexed Account: ____%
     (Total must equal 100%. If no percentage indicated, default is Fixed
      Account 100% and Indexed Account 0%.)

    Segment Maturity Reallocation: Fixed Account ____% Indexed Account: ____%
     (Total must equal 100%. If no percentage indicated, default is Fixed Account 0% and Indexed Account 100%.)

ACKNOWLEDGMENT AND SIGNATURE

The undersigned represent that all statements and answers on this Supplemental Application are made part of the application and that such are complete and correctly recorded to the best of my/our knowledge and belief.

I UNDERSTAND THAT I AM APPLYING FOR AN EQUITY INDEXED LIFE INSURANCE PRODUCT. WHILE THE VALUES OF THE POLICY MAY BE AFFECTED BY AN EXTERNAL INDEX, THE POLICY DOES NOT DIRECTLY PARTICIPATE IN ANY STOCK OR EQUITY INVESTMENTS.

I UNDERSTAND THAT ANY VALUES SHOWN, OTHER THAN GUARANTEED MINIMUM VALUES, ARE NOT GUARANTEES, PROMISES OR WARRANTIES.

Insured's Signature:                         Date (MMDDYYY):
X                                            __________________________

Policy Owner's Signature:                    Date (MMDDYYY):
X                                            __________________________

ADVISOR'S REPORT

You certify that you personally requested the information in this application and received any money that was paid. You also certify that you truly and accurately recorded on the application the information supplied by the applicant. You are not aware of anything detrimental to the risk that is not recorded in this application.

Advisor's Signature:                         Date (MMDDYYY):
X                                            _________________________

Advisor Number:
___________________________

139544                                                           A NY (5/12) --

                          THIS PAGE INTENTIONALY BLANK

--

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
P.O. Box 5144, 20 Madison Ave. Ext., Albany, NY 12205

                                                              (RIVERSOURCE LOGO)

IMPORTANT INFORMATION FOR INDEXED UNIVERSAL LIFE INSURANCE

RiverSource(R) indexed universal life insurance offers lifetime insurance protection. The policy owner has the option of choosing an indexed account, a fixed account or a combination of both. The indexed account uses the S&P(R) 500 Composite Stock Index (excluding dividends) as the benchmark for crediting an interest rate to the policy cash value. The fixed account offers a guaranteed interest rate.

RiverSource indexed universal life insurance is not a variable contract or investment contract. Although the policy will be affected by changes in the S&P 500 Composite Stock Index, the policy does not invest directly in any stock or equity investments.

INDEXED ACCOUNT

The indexed account's interest rate is determined by a change in the index value over a segment period subject to a growth cap and floor. We compare the beginning and ending values for the segment's index value and apply the indexed account's growth cap or floor based on the change in the index value. This interest rate is applied to the average segment value over the segment term. Therefore, withdrawals receive interest based on an average of how long the value has been in the segment. Refer to the chart below for details, including the initial minimum guaranteed interest rate.

The index used in determining the interest crediting is the S&P 500 Composite Stock Index without dividends. Dividends paid on the securities underlying the index are not included in the index return. Over the ten year period ending December 31, 2011, assuming no segment growth cap or floor on the annual returns, the return on the index were lower by an average of 2.0% each year compared to the same index with dividends. However, assuming the current segment growth cap of 11% and floor of 0% were applied to both indices, the returns on the index were only lower by an average of 0.6% each year compared to the same index with dividends.

The index currently available for the indexed account is the S&P Composite Stock Index that does not include dividends. If this index is no longer available, RiverSource Life Insurance Co. of New York may substitute a comparable index subject to any necessary approval by the New York State Department of Financial Services. Before an index is substituted we will notify the policy owner.

FIXED ACCOUNT

The fixed account offers a fixed interest rate that will not go below the guaranteed rate of 2%. Refer to the chart below.

                                        S&P 500 Composite Stock Index
INDEXED ACCOUNT NAME              (1 Year Point-to-Point excluding dividends)
-------------------------------   -------------------------------------------
INDEXED SEGMENT TERM                               1 year
INDEXED INTEREST PERIOD                            1 year
PARTICIPATION RATE
CURRENT/GUARANTEED                               100% /100%
SEGMENT GROWTH CAP
CURRENT/GUARANTEED                                11% /3%
FLOOR (MINIMUM INTEREST RATE)
CURRENT/GUARANTEED                                 0% /0%
FIXED ACCOUNT
Current/Guaranteed                                 3% /2%

RiverSource(R) indexed universal life insurance ("the Product") is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's does not make any representation regarding the advisability of investing in the Product.

(C) 2012 RiverSource Life Insurance Company. All rights reserved.

              CLIENT COPY - DO NOT SUBMIT TO THE CORPORATE OFFICE

139551                          PAGE 1 OF 1                          A (5/12) --

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

--                                (BAR CODE)                       DOC0101139545

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK,
P.O. Box 5144, Albany, NY 12205

COMPENSATION OPTION SELECTION
FOR LIFE INSURANCE PRODUCTS

                                                              (RIVERSOURCE LOGO)

                                                      Client ID ________________

# Complete, sign and date form and submit to the corporate office with the completed and signed insurance new business application.

1.   Insured's Name (First, Middle Initial and Last Name)
________________________________  ___________________  _________________________

2. Compensation options for RIVERSOURCE(R) Foundations Universal Life Insurance and RIVERSOURCE(R) Indexed Universal Life Insurance products only: If no option is chosen, default is option A. Once chosen and submitted, the compensation choice cannot be changed. Not all options may be available for all products or riders.

     -    A (Upfront)

     -    B (Balanced)

     -    C (Level)

ADVISOR INFORMATION
Advisor's Name                                                                               Advisor Number
_________________________________________________________________________________________    __________________

Advisor's Signature:                                                                         Date (MMDDYYY):
X
_________________________________________________________________________________________    __________________

Team ID                               Comp %            Phone                 Ext            Area Office Number
___________________________________   ________________  ____________________  ___________    __________________

CO-ADVISOR INFORMATION
Advisors Name                                                                                Advisor Number
_________________________________________________________________________________________    __________________

Advisor's Signature:                                                                         Date (MMDDYYY):
X
_________________________________________________________________________________________    __________________

Team ID                               Comp %            Phone                 Ext            Area Office Number
___________________________________   ________________  ____________________  ___________    __________________

(C) 2012 RiverSource Life Insurance Company. All rights reserved.

139545                                                              A (5/12)  --

                          THIS PAGE INTENTIONALY BLANK

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK,
20 Madison Avenue Extension, P.O. Box 5144, Albany, NY 12205

                                                              (RIVERSOURCE LOGO)

INSURANCE PRODUCTS DISCLOSURE
IMPORTANT INFORMATION -- PLEASE READ CAREFULLY

Ameriprise Financial Services, Inc. is an insurance producer licensed by the State of New York. Insurance producers are authorized by their license to confer with insurance purchasers about the benefits, terms and conditions of insurance contracts; to offer advice concerning the substantive benefits of particular insurance contracts; to sell insurance; and to obtain insurance for purchasers. The role of the producer in any particular transaction typically involves one or more of these activities.

A RiverSource Distributors, Inc. wholesaler may accompany your Ameriprise advisor in a discussion with you. The wholesaler's role is to work with your advisor in an educational role to address potential insurance product questions you or your advisor may have regarding a product's terms and benefits.

Compensation will be paid to the producer and/or RiverSource Distributors, Inc., based on the insurance contract the producer sells. Depending on the insurer(s) and insurance contract(s) the purchaser selects, compensation will be paid by the insurer(s) selling the insurance contract or by another third party. Such compensation may vary depending on a number of factors, including the insurance contract(s) and the insurer(s) the purchaser selects. In some cases, other factors such as volume of business a producer provides to an insurer or the profitability of insurance contracts a producer provides to an insurer may also affect compensation.

The insurance purchaser may obtain information about compensation expected to be received by the producer and/or RiverSource Distributors, Inc., if the wholesaler has participated in discussions with the purchaser, based in whole or in part on the sale of insurance to the purchaser, and (if applicable) compensation expected to be received based in whole or in part on any alternative quotes presented to the purchaser by the producer, by requesting such information from the producer.

SUPPLEMENT TO RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK PRIVACY NOTICE -- "YOUR PRIVACY MATTERS"

RiverSource Life Insurance Co. of New York (RiverSource Life of NY) privacy notice "Your Privacy Matters" (we call this the "Notice") explains how we collect and safeguard non-public personally identifiable information that we collect to underwrite insurance (we call this "Client Information") and the choices you have about the use of that information. The Notice includes information about the process to follow if you want to select the opt-out choices that you have about certain uses and disclosures of Client Information.

This Supplement to the Notice (we call this the "Supplement") provides additional information about the sources and types of Client Information that we collect to underwrite insurance and the process to follow if you want to access or review the Client Information that RiverSource Life of NY collects to provide insurance. This Supplement also explains what you can do if you do not want us to use and combine Client Information about your RiverSource Life of NY insurance with account information concerning other members of your household for the purposes described below.

In this Supplement we refer to RiverSource Life Insurance Co. of New York as "RiverSource Life of NY," "we" and "our."

CLIENT INFORMATION WE COLLECT FOR UNDERWRITING AND PROVIDING INSURANCE COVERAGE

We gather information about all applicants for insurance coverage so that we can underwrite. This involves deciding whether applicants are eligible for the insurance requested at our "standard" rates, which are set to cover the cost of insuring persons in good health who have non-hazardous occupations and avocations, or if they must pay more or cannot be insured by us at all. If we cannot provide the coverage that you have requested or must charge you more than our "standard" rate, we will notify you of our decision in writing and explain our reasons.

By signing the application we are given written authorization to gather information in person, by phone, or mail from consumer reporting agencies, MIB, Inc., medical practitioners, institutions and organizations, public and financial record sources, other insurance companies and agents, friends, neighbors and associates. The information we gather from such sources may include information about you and your family members including but not limited to: lifestyle, character, general reputation, mental and physical health history, habits, use of alcohol and drugs, driving record, past and present employment and job duties, finances, other insurance coverage and participation in hazardous activities.

                CLIENT COPY -- DO NOT SUBMIT TO CORPORATE OFFICE

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138073                              PAGE 1 OF 4                         K (4/12)

An investigative consumer report may be requested to collect information to help us determine your insurability. This report would include information including but not limited to: your lifestyle, character, general reputation and personal characteristics such as health, occupation and finances. The consumer reporting agency would gather this information through interviews with you, your family, business associates, friends and financial institutions.

MIB, Inc. is a nonprofit organization that operates as an information exchange for its members. RiverSource Life of NY is a member of MIB, Inc. We report to MIB, Inc. on factors affecting your insurability. We will not inform MIB, Inc. of our decision on your application. If you subsequently apply to another Bureau member company for life or health insurance or submit a claim for benefits, MIB, Inc. will, upon request, supply that company with information in its file.

RiverSource Life of NY or its reinsurers may also release information in its files to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted. RiverSource Life of NY obtains your authorization for these disclosures.

WE RESTRICT THE USE OF HEALTH INFORMATION

Health information we collect about you or the insured through insurance applications or the underwriting process will not be disclosed to or used by our affiliates (other companies owned by or under common control with us) or nonaffiliated companies for any purpose except:

     -    to underwrite or administer your insurance policy or related claims,

     -    as required by law, or

     -    as authorized by you.

YOU CAN REVIEW OR CORRECT CLIENT INFORMATION

Upon your written request, we will provide you with a summary or copy of the information we have gathered about you and a record of any subsequent disclosures of medical record information in the previous two years. At our option, we may release medical information directly to you or a physician of your choice. We will not send you information collected in expectation of or in connection with any claim, civil or criminal proceeding.

If you feel any information in our files is incorrect or incomplete, you can contact us at the address below and we will review it. If we agree with you, we will make any necessary corrections, and upon your request, inform anyone who received such information from us in the past two years. If we do not agree, you may give us a brief statement, which we will include with any future disclosures and also send to anyone who received information from us in the past two years.

Our address is:
     RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
     20 Madison Avenue Extension P.O.
     Box 5144 Albany, NY 12205

If we order an investigative consumer report about you, you have the right to request a personal interview and a copy, by written request, if a consumer report is obtained. The consumer reporting agency may keep a copy of the report and disclose it to others having a legitimate need for such information. The consumer reporting agency will provide you with a copy of the report and explain its retention and release practices. If you feel a consumering reporting agency has incorrect information about you in its files, you can contact the consumer reporting agency to seek a correction in accordance with the Fair Credit Reporting Act procedures.

Upon written request, MIB, Inc. will arrange for a disclosure to you of any information it may have on you on file (medical information may be disclosed to a physician designated by you rather than to you directly) and a record of any subsequent disclosures of medical record information in the preceding two years. If you feel MIB, Inc. has incorrect information about you in its files, you can contact MIB, Inc. to seek a correction:

     MIB, INC.
     50 Braintree Hill, Suite 400
     Braintree, MA 02184-8734
     (617) 426-3660
     www.mib.com

                CLIENT COPY -- DO NOT SUBMIT TO CORPORATE OFFICE

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

USES OF CLIENT INFORMATION TO PROVIDE SERVICES FOR YOUR PRIMARY HOUSEHOLD GROUP

RiverSource Life of NY and its affiliates may use and combine information concerning accounts owned by you and other members of your primary household group to provide members of the group with paper and/or electronic statements of account(s), account information and, for certain products and services, advantageous pricing or fees (we call these uses of Client Information "householding"). The types of accounts included are: investment, insurance, annuity, and brokerage accounts; this includes features linked to brokerage accounts. A primary household group consists of an individual, his or her spouse or domestic partner, and their unmarried children under age 21 who reside at the same address. If you want to have a statement covering only accounts that you own and to not participate in household pricing, please call your financial advisor, or the toll-free number on your statement.

HOUSEHOLDING OF SHAREHOLDER DOCUMENTS

RiverSource Life of NY and its affiliates may use and combine information concerning accounts owned by members of a household to provide them with a single paper copy of shareholder documents. Prospectuses, supplements, annual reports, semiannual reports and proxies may be included. For purposes of shareholder document delivery, a household is defined as two or more shareholders who share the same address and either share the same last name or have indicated that they are married or domestic partners. This remains in effect unless notified otherwise. If you wish to continue receiving multiple copies of prospectuses, supplements, annual reports, semiannual reports and proxies, you can call 1 (866) 273-7429 and reference the client number found on your statement. Multiple mailings will resume within 30 days of the request.

CANCELLATION (FREE LOOK PERIOD) DISCLOSURE

Your insurance policy includes a cancellation privilege which allows you to review the policy for a period of time. This period is usually 10 days but may be longer. This means no surrender charges or fees are charged if the policy is returned within this period.

SALE OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK PRODUCTS BY AMERIPRISE FINANCIAL SERVICES, INC. (AMERIPRISE FINANCIAL) ADVISORS

THE ADVISOR ALSO ACTS AS AGENT OF AMERIPRISE FINANCIAL AND RIVERSOURCE LIFE OF NY IN THIS SALE

The financial advisor in this transaction is employed by or has a contractual relationship with Ameriprise Financial. The financial advisor is also the appointed agent of RiverSource Life of NY in connection with the life or disability income insurance policy that you are purchasing. Thus, the financial advisor may be acting as your investment advisory representative with respect to any financial planning or advisory services that you have purchased, and also be acting as the representative of the insurance company that is issuing the insurance policy you are purchasing. The financial advisor receives compensation and other financial incentives from Ameriprise Financial, which receives compensation from RiverSource Life of NY. (The compensation and other incentives are described on the next page.) As a result, the financial advisor may have a conflict of interest between acting as your representative for planning and advisory services, and acting as the agent of RiverSource Life of NY for purposes of this sale.

ACCEPTANCE OF VERBAL INSTRUCTION

We may decide at our sole discretion, to accept verbal instruction from you as you may, from time to time, provide to us or to the financial advisor assigned to your account. We may decline to accept such verbal instruction. To the extent you wish to restrict our acceptance of verbal instruction from you and/or the financial advisor assigned to your account you may do so by notifying us in writing.

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138073                               PAGE 3 OF 4                        K (4/12)

THE FINANCIAL INTEREST OF AMERIPRISE FINANCIAL AND ITS ADVISORS IN RIVERSOURCE LIFE OF NY INSURANCE PRODUCTS

The business of Ameriprise Financial and its affiliates combines the development and issuance of life and disability income insurance products by an insurance company with the distribution of those products through affiliated distributors and their associated financial advisors. The insurance policy that you are purchasing will be issued by RiverSource Life of NY, an affiliate of Ameriprise Financial. RiverSource Life of NY offers a range of life and disability income insurance products with features and benefits that can be tailored to the needs of individual clients. The working relationship between RiverSource Life of NY, its affiliated distributors and their associated financial advisors provides an opportunity to develop products that are responsive to the needs and experiences of clients and financial advisors, and to focus support and training on those products. Financial advisors associated with RiverSource Life of NY generally limit their recommendations and sales of insurance products to products offered by RiverSource Life of NY. However, in limited situations where RiverSource Life of NY does not offer a particular product or the client's needs may be addressed more effectively by another product, financial advisors associated with Ameriprise Financial may offer an insurance policy issued by a company not affiliated with Ameriprise Financial. Because financial advisors associated with Ameriprise Financial recommend and sell predominantly insurance policies of RiverSource Life of NY, the advisor in this transaction generally will not consider, recommend or sell products issued by other companies.

It is more profitable for Ameriprise Financial and its affiliates if clients purchase insurance policies issued by RiverSource Life of NY instead of those issued by other insurance companies. In addition, employee compensation and operating goals at Ameriprise Financial and its affiliates typically are tied to the financial success of Ameriprise Financial and its affiliates, and employees and financial advisors may receive higher compensation and other benefits when clients purchase insurance policies issued by RiverSource Life of NY. As a result, Ameriprise Financial and its employees and financial advisors typically have a financial interest in the sale of the insurance policy that you are purchasing, and an incentive to recommend that you purchase an insurance policy issued by RiverSource Life of NY instead of an insurance policy issued by another company.

THE COMPENSATION THAT THE ADVISOR WILL RECEIVE FROM AMERIPRISE FINANCIAL FOR THIS SALE

The financial advisor(s) involved in this transaction will receive compensation from Ameriprise Financial (selling firm) for the sale and servicing of the life or disability income insurance policy that you are purchasing. This compensation is separate from and in addition to any fee you pay for financial advisory or planning services, and may vary depending on the type or size of the insurance policy that you purchase, the total number of insurance policies sold by the financial advisor, and other factors including whether you currently own a product sold by Ameriprise Financial. The compensation that the financial advisor receives typically will increase as the size of the insurance policy that you purchase, or the amount of the payments that you make on that insurance policy increases.

Ameriprise Financial often receives more revenue for the sale of insurance policies than for the sale of other financial products such as mutual funds. As a result, Ameriprise Financial and the financial advisor in this transaction may have a financial incentive to recommend that you purchase an insurance policy instead of another financial product such as a mutual fund.

THE COMPENSATION THAT THE ADVISOR WILL RECEIVE FROM AMERIPRISE FINANCIAL FOR THIS SALE (CONTINUED)

In instances where a customer already owns a financial product sold by Ameriprise Financial, the amount of a financial advisor's compensation may vary in connection with the sale of an additional or replacement product, due to formulas relating to the cancellation of a product that is already owned. As a result, the financial advisor in such a transaction may have an incentive to recommend the purchase of additional or replacement insurance products, or conversely, an incentive to recommend that you not purchase additional or replacement insurance products, depending on the relevant compensation formula.

From time to time and in accordance with applicable laws and regulations, financial advisors are eligible for various benefits. These include cash benefits such as bonuses and sales incentives, and non-cash benefits such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar tems. Sales of insurance policies may help the financial advisor in this transaction, and/or his or her supervisors, qualify for such benefits.

         (C) 2007- 2012 Ameriprise Financial, Inc. All rights reserved.

                CLIENT COPY -- DO NOT SUBMIT TO CORPORATE OFFICE

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

--                                (BAR CODE)                       DOC0102200726

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK,
20 MADISON AVE. EXT. P.O. Box 5144, Albany, NY 12205

BANK AUTHORIZATION (BA)/
SYSTEMATIC PAYOUT (SPO) FORM

USE THIS FORM TO SET UP A NEW BANK AUTHORIZATION OR SYSTEMATICALLY TRANSFER FUNDS FROM NONBROKERAGE AMERIPRISE FINANCIAL(R)ACCOUNTS TO A RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY) PRODUCT.
(Refer to instructions on Page 2 of this form. For changes to existing BA or SPO, submit Form 402154.)

SECTION 1 -- CLIENT INFORMATION

Client Name (Account Owner)         Client ID Number
________________________________    ________________________   001

Client Name (Co-Account Owner)      Client ID Number
________________________________    ________________________   001

SECTION 2 -- TYPE OF REQUEST (See "Definitions" on Page 2)

[ ]FOR BA (BANK AUTHORIZATION) (list accounts in Section 3 for BA)     [ ] FOR SPO (SYSTEMATIC PAYOUT)
                                                                           (list accounts in Section 5 for SPO)

SECTION 3 -- RIVERSOURCE LIFE OF NY INSURANCE PRODUCT AND PAYMENT DETAIL FOR NEW BANK AUTHORIZATION

1. Product Name                                  Payment Amount
______________________________________________   $ ____________ - ____
Frequency*:         [ ] Monthly   [ ]Quarterly   Account Number
                                                 _____________________

2. Product Name                                  Payment Amount
______________________________________________   $ ____________ - ____
Frequency*:         [ ] Monthly   [ ]Quarterly   Account Number
                                                 _____________________

3. Product Name                                  Payment Amount
______________________________________________   $ ____________ - ____
Frequency*:         [ ] Monthly   [ ]Quarterly   Account Number
                                                 _____________________

* The BA will pull on the policy's anniversary date in the month the premium payment is due for fixed, variable, term life and disability income insurance products.

SECTION 4 -- FINANCIAL INSTITUTION INFORMATION FOR NEW BANK AUTHORIZATION

The client's bank account must be in the same ownership as the RiverSource Life of NY product. Financial Institution Account Information and Type:

[ ] CHECKING (Attach voided check)     [ ] SAVINGS (Complete information below)   [ ] STARTER CHECK (See page 2)

NOTE: Money market accounts may be either checking or savings, check with your Financial Institution. Savings Account Owner(s)

_____________________________________________________________________________________________________

Savings Account Number              Financial Institution Routing Transit Number/ABA Number(9 Digits)
_________________________________   _____________________________________

Name of Financial Institution
_____________________________________________________________________________________________________

                                                                                                                         TAPE
PLACE CORNER OF VOIDED CHECK HERE.  TAPE VOIDED CHECK OVER AND ABOVE THIS BOX.   DO NOT USE A CHECKING DEPOSIT SLIP.-- > CHECK
                                                                                                                         HERE

AUTHORIZATION by signing this application:

- You authorize RiverSource Life of NY to act upon the written instructions in this application or upon any telephone instructions to debit your account at the financial institution identified with the instructions for the amount(s) indicated. You ratify any telephone instructions given pursuant to this authorization and further agree to the tape recording of all said instructions.

- You authorize the financial institution named above to honor charges for payment, as if they were signed by you.

- You may stop any payment by notifying RiverSource Life of NY at least three banking days before the charge is to be made.

200726                           PAGE 1 OF 2                         F (7/10) --

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--                             (BAR CODE)                         DOC0202200726

- You will receive notice from RiverSource Life of NY of any payment that differs in amount from the previous payment.

- You certify this agreement will remain in effect until you notify RiverSource Life of NY in writing to cancel it, allowing reasonable time to act on your cancellation. Any such notification shall be effective only with respect to entries initiated after receipt of, and reasonable time to act upon such notification, usually 15 calendar days. RiverSource Life of NY reserves the right to terminate this agreement at any time upon 30 calendar days written notification.

SIGNATURE OF THE BANK ACCOUNT OWNER (Checking or Savings Account Owner)             Date
X
________________________________________________________________________________    __________________

SIGNATURE OF THE BANK ACCOUNT CO-OWNER (Checking or Savings Account Co-owner)       Date
X
________________________________________________________________________________    __________________

SECTION 5 -- AMERIPRISE FINANCIAL SERVICES, INC. ACCOUNT AND PAYMENT DETAIL FOR SYSTEMATIC PAYOUT

SPO -- SYSTEMATIC PAYOUT FROM:                                                  DESTINATION:
Arrangement 1 (Ameriprise Account Number)                                       Transfer to new RiverSource Life of NY Product
_____________________________________________________________________________   ______________________________________________

Date of First Payment (MM/DD/YYYY)                        Frequency             Payment Amount
                                             [ ] Monthly        [ ] Quarterly   $ ___________________ - __________
_________________________________________    [ ] Semiannually   [ ] Annually

Signature of the Ameriprise Account Owner                                    Signature of the Ameriprise Account Co-owner
X                                                                            X
_________________________________________________________________________    ____________________________________________

INSTRUCTIONS

DEFINITIONS:

Bank Authorization (BA)      The  authorization  for RiverSource Life of NY to withdraw money from the client's account at their financial institution to pay the amount indicated on the RiverSource Life of NY policies.
Systematic  Payout (SPO)     The  systematic  movement  or  redemption  of money from an Ameriprise Financial account to  a
                             RiverSource Life of NY product. Note, SPO will be set up upon activation.
Financial Institution        Bank, Credit Union or other institution.

SECTION 1 Fill in client name. Fill in Client ID number if it exists.

If the client is a business or organization not already established at Ameriprise Financial (does not have a client ID number), additional authorization may be required. A corporate resolution or similar document is required for arrangements greater than $1,000 per month to help ensure only authorized persons have requested the BA or SPO.

SECTION 2 Check boxes as directed to clarify the intent of this BA or SPO.

SECTION 3 AND 5 This information is needed to correctly process the requested transaction(s).

DATE An SPO can be set up for any day of the month; however, due to large volumes occurring on the 1st and 15th, we would like to encourage clients to use alternative dates such as the 10th and the 25th. Spreading volumes evenly throughout the month will help us provide you with accurate and timely service

FOR BA(s): The BA will pull on the policy's anniversary date in the month the premium payment is due for fixed, variable, term life and disability income insurance products.

SECTION 4 Only write information for savings accounts. For checking accounts, tape a cancelled or voided check. Do not use a checking deposit slip as the Routing Transit Number (RTN) on a checking deposit slip may be incorrect for BA. Submitting a voided or cancelled check helps avoid service problems. RTNs must start with 0, 1, 2, or 3 for BA.

STARTER CHECKS -- Bank information may be accepted from a starter check (one without preprinted client information). The bank account owner(s) must be handwritten on the cancelled or voided check. The account must be verified with either the Ameriprise financial advisor or the financial institution the check is drawn on. If the information cannot be verified, the BA start date must be a minimum of 10 business days in the future, to allow the prenote verification process to happen. The signature of the financial institution account owner(s) is required if setting up a new BA.

TO BE COMPLETED BY FINANCIAL ADVISOR OR AREA OFFICE IF APPLICABLE

Area Office Number     Team ID (if  applicable)   Prepared By   Advisor Number
____________________   ________________________   ___________   _______________

Phone                  Extension
____________________   ________________________

RiverSource Life Insurance Co. of New York is not a bank, and the securities offered by it are not backed or guaranteed by any bank, nor are they FDIC insured.

RiverSource Distributors, Inc. (Distributor). Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Co. of New York, Albany, New York. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.

(C) 2007-2010 RiverSource Life Insurance Company, All rights reserved.

200726                         PAGE 2 OF 2                           F (7/10) --

--                                  (BAR CODE)                     DOC0102200709

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK,
20 Madison Avenue Extension
P.O. Box 5144, Albany, NY 12205

                                                              (RIVERSOURCE LOGO)

LIFE AND DISABILITY INCOME (DI)
SUBMISSION REQUIREMENTS

GETTING THE PROCESS STARTED

To prepare for an insurance sale, go to the AdvisorCompass(R)site, choose "Submit and Track Insurance Business" under the "Tools" drop-down menu.

By providing minimal information (details on plan, client, and advisor), the online tools will be able to tell you which forms are required for your specific sale and will make those forms available for interaction and downloading. In addition, by filling in the data, you will complete a submission ticket. You can submit the submission ticket electronically or via fax by pressing the appropriate button.

WHY SHOULD I COMPLETE A SUBMISSION TICKET?

-    All age and amount underwriting requirements will be ordered upon receipt

-    Increased accuracy in the ordering of requirements

-    5--7 days will be saved in the underwriting process

MEDICAL TELEPHONE INTERVIEW

Interviews are required for:

- DI applications for those age 18-40 with benefit amounts up to $3,000, age 41-50 with benefit amounts up to $2,500, and age 51-60 with benefit amounts up to $1,000.

-    At the discretion of underwriting

Please note that an aggressive outbound calling campaign will be used to complete the medical interview in a timely manner. The client will be required to sign the completed interview. The interview questionnaire will be mailed to your client with a return envelope. Please inform your client of the importance of completing the medical interview and signing and returning the questionnaire prompltly.

MEDICAL REQUIREMENTS

Medical requirements will be arranged as soon as the submission ticket is received.

MEDICAL EXAMS ARE REQUIRED FOR THE FOLLOWING APPLICANTS:

LIFE/DI TRANSACTION                                    RISK AMOUNT ($)                  ISSUE AGE
---------------------------------------------------    -------------------------        ------------
New Life Policy                                        0--99,999                        61--90 years
                                                       100,000 and up                   15--90
New Disability Income Policy:                          1,001 and up                     51--60 years
Risk Amount = (Base + Social Benefit Substitution
Rider)                                                 2,501 and up                     41--60
                                                       3,001 and up                     18--60
Internal Replacements                                  Contact your underwriter         All ages
                                                       for underwriting requirements

DISABILITY INCOME PROTECTION FINANCIAL UNDERWRITING CHECKLIST -- PLEASE SUBMIT THE REQUESTED FORMS

Incomplete applications, incorrect or missing state regulatory forms or applications missing required financial requirements will be returned to you without initial commissions being paid. Electronic or fax transmission of your submission ticket prior to submission of the application will help to avoid withdrawal of applications.

DI income verification is required unless your client meets ALL of the criteria below:

-    Base amounts of $3,000 or less

-    Occupational classes 5A, 5M, 4A, 4M, 3A and 3M

-    Wage earners only -- not self-employed or paid on commission

The income needed to qualify for the amount applied for is consistent with the occupation

     [ ]   EMPLOYED -- Paycheck stub or W-2

     [ ]   SELF-EMPLOYED SOLE PROPRIETOR -- Recent 1040 and Schedule C

     [ ]   SELF-EMPLOYED S CORP/PARTNERSHIP -- Recent 1040 and Schedule E

     [ ]   SELF-EMPLOYED C CORP -- Recent 1120 and 1040

Corporate Office may request additional income verification if needed.

NOTES

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

--                                   (BAR CODE)                    DOC0202200709

LIFE LARGE CASE SUBMISSION REQUIREMENTS -- Incomplete applications, incorrect state forms, or applications missing required financial information will be returned without commissions being paid.

LIFE INSURANCE FINANCIAL UNDERWRITING CHECKLIST (FOR CASES $1,000,000 AND OVER OR FOR ANY CLIENT AGE 66 AND OVER WHO IS APPLYING FOR A FACE AMOUNT OF $500,000 OR MORE, PLEASE COMPLETE ALL INFORMATION BELOW.)

- For any client applying for a face amount of $1,000,001 and over, please complete all information below and SUBMIT THE APPLICATION WITHOUT ANY PREMIUM.

- Attach a sheet describing the purpose for insurance, how the amount was determined, your impression of the risk and any unusual ownership or beneficiary arrangements.

- Attach from Financial Plan -- Cash Flow Analysis, Net Worth Statement and Income/Expense Analysis OR complete the following table:

     ASSETS              $ VALUE               LIABILITIES             $ VALUE                INCOME                $ AMOUNT
------------------    ------------          ----------------         ------------          ---------------         -------------
Cash                  $ __________          Accounts Payable         $ __________          Salary                  $ ___________
Real Estate           $ __________          Mortgage(s)              $ __________          Bonus                   $ ___________
Car(s)                $ __________          Secured Loans            $ __________          Commission              $ ___________
Stock/Bonds           $ __________          Personal Notes           $ __________          Dividends               $ ___________
Business Equity       $ __________          Other (specify)          $ __________          Interest                $ ___________
Other (specify)       $ __________                                     __________          Net Rentals             $ ___________
                                                                                           Other (specify)         $ ___________

    TOTAL                                       TOTAL                                          TOTAL
   ASSETS             $ __________            LIABILITIES            $ __________              INCOME              $ ___________

BUSINESS LIFE REQUIREMENTS (BUSINESS IS THE BENEFICIARY OR OWNER) -- Incomplete applications, incorrect state forms, or applications missing required financial information will be returned without commissions being paid.

BUSINESS LIFE INSURANCE FINANCIAL UNDERWRITING CHECKLIST FOR LARGE CASES (RISK AMOUNT OR $1,000,000 AND OVER).

-    Please indicate business type below and submit required documents listed.

- ATTACH A COVER LETTER DESCRIBING THE PURPOSE FOR INSURANCE, including your impression of risk and any unusual ownership or beneficiary arrangements. If the insurance is for KEY PERSON COVERAGE, indicate why the person to be insured is key to the success of the company and how the insurance proceeds will be used. If it's BUY/SELL COVERAGE, indicate how the business is being valued and attach a copy of the Buy/Sell agreement. If it's BUSINESS LOAN COVERAGE, indicate the name of the lender, amount of the loan, repayment terms, purpose of the loan and whether the lender requires purchase of the insurance.

SOLE PROPRIETOR            S CORP / PARTNERSHIP              C CORP
[ ] Recent Schedule C      [ ] Recent Schedule E and 1040,   [ ] Recent Form 1120, 1040,
    Balance Sheet and          Balance Sheet and                 Balance Sheet and
    Income Statement           Income Statement                  Income Statement

-    INDICATE PERCENT OF BUSINESS OWNED BY INSURED: ____%

     Was financial plan done? [ ] Y es [ ] N o (If yes, attach Business Valuation section)

-    LIST NAME(s) of other stockholders, partners, key persons insured

1.
Percent Ownership     Business Insurance Amount in Force   Business Insurance Amount Applied For
_______________ %     $ ________________________________   $ ___________________________________

2.______________________________________________________________________________________________

Percent Ownership     Business Insurance Amount in Force   Business Insurance Amount Applied For
_______________ %     $ ________________________________   $ ___________________________________

3.______________________________________________________________________________________________
S
Percent Ownership     Business Insurance Amount in Force   Business Insurance Amount Applied For
_______________ %     $ ________________________________   $ ___________________________________

(C) 2007-2010 RiverSource Life Insurance Company. All rights reserved.

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Co. of New York, Albany, New York. Both companies are affiliated with Ameriprise Financial Services, Inc. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.

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